CREDIT AGREEMENT

                                      AMONG

                          PLM EQUIPMENT GROWTH FUND VI


                                       AND

                           THE LENDERS LISTED HEREIN,

                                       AND

                            COMERICA BANK-CALIFORNIA,
                                    as Agent







                                December 21, 2001

                                CREDIT AGREEMENT


     THIS CREDIT AGREEMENT is entered into as of December 21, 2001, by and among PLM EQUIPMENT GROWTH FUND VI, a California limited partnership ("Borrower") and the banks, financial institutions and institutional lenders from time to time party hereto and defined as Lenders herein, and COMERICA BANK-CALIFORNIA ("Comerica Bank") not in its individual capacity, but solely as agent (in such capacity, "Agent").

                                    RECITALS

     Lenders have agreed to make advances of credit available to Borrower, but only upon the terms and subject to the conditions hereinafter set forth and in reliance on the representations and warranties set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants hereinafter set forth, and intending to be legally bound, the parties hereto agree as follows:

SECTION 1.        DEFINITIONS.

     1.1 Defined Terms. As used herein, the following terms have the following meanings:

     "Acquisub" means Acquisub, LLC, a Delaware limited liability company.

     "Advance" means any Advance made or to be made by any Lender to Borrower as set forth in Section 2.1.1.

     "Adjusted LIBOR" means, for each Interest Period in respect of LIBOR Loans, an interest rate per annum (rounded upward to the nearest 1/16th of one percent (0.0625%)) determined pursuant to the following formula:

                                        LIBOR
        Adjusted LIBOR = ---------------------------------------
                           1.00 - Eurodollar Reserve Percentage

     The Adjusted LIBOR shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.


     "Affiliate" means, with respect to any Person, (a) each Person that, directly or indirectly, through one or more intermediaries, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, five percent (5.0%) or more of the stock having ordinary voting power in the election of directors of such Person or of the ownership interests in any partnership, limited liability company or joint venture, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person, or (c) each of such Person's officers, directors, joint venturers, members, managers, and partners; provided, however, that in no case shall any Lender or Agent be deemed to be an Affiliate of Borrower for purposes of this Agreement. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

     "Agent" means Comerica Bank solely when acting in its capacity as the Agent under this Agreement or any of the other Loan Documents, and any successor Agent.

     "Agreement" means this Credit Agreement dated as of December 21, 2001, including all amendments, modifications and supplements hereto, renewals, extensions or restatements hereof, and all appendices, exhibits and schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect from time to time.

     "Aircraft" means any corporate, commuter, or commercial aircraft or helicopters, with modifications (as applicable) and replacement or spare parts used in connection therewith, including, without limitation, engines, rotables and propellers, and any engines, rotables or propellers used on a stand-alone basis.

     "Aircraft Lease Agreement" means that certain Amended and Restated Lease Agreement (2001 N907TW), dated as of November 13, 2001, between TEC, as Owner Trustee (lessor) ("Aircraft Owner Trustee") and TWA Airlines, LLC, a Delaware limited liability company (lessee) ("Aircraft Lessee") for the lease from Aircraft Owner Trustee to Aircraft Lessee of the one McDonnell Douglas MD-82 Series Aircraft U.S. Reg. No. N907TW and the Engines (as defined therein) (collectively, the "Aircraft Collateral"), as the same may be modified, amended or supplemented from time to time.

     "Aircraft Owner Trust" means the owner trust created by the Aircraft Owner Trust Agreement.

     "Aircraft Owner Trust Agreement" means the Amended and Restated Trust Agreement dated as of December 24, 1997 between Borrower, as beneficiary, and the Aircraft Owner Trustee, as owner trustee, including all annexes, schedules, supplements and exhibits thereto, all as amended, modified or supplemented from time to time.

     "American" means American Airlines, Inc., a Delaware corporation.

     "Applicable Margin" means:

          (a) with respect to Base Rate Loans, one-half of one percent (0.5%);

          (b) with respect to LIBOR Loans, two and one-half percent (2.5%); and

          (c) with respect to Cost of Funds Rate Loans, two and one-half percent (2.5%).

     "Approved Appraiser" means Marshall and Stevens or any other appraiser of Equipment proposed by Borrower and acceptable to Agent in its sole and absolute discretion.

     "Asset Coverage Ratio" means, as at any date of determination, the ratio of
(a) the sum of (i) Borrower's investments in assets properly classified as "cash" or "cash equivalents" under GAAP, and which conform to the investment policies adopted by FSI, as the sole general partner of Borrower, and (ii) Fair Market Value of Eligible Inventory (but only to the extent of Borrower's proportional share of ownership in such Eligible Inventory) as determined by FSI in good faith, as sole general partner of Borrower, as of the end of the fiscal quarter of Borrower immediately preceding such date of determination (subject to re-determination by an Approved Appraiser pursuant to Section 5.2 whose determination shall be final), to (b) Total Funded Debt.

     "Asset Coverage Ratio Compliance Certificate" means a certificate with appropriate insertions setting forth evidence of Borrower's compliance with the Asset Coverage Ratio, as of the last day of the month for which such certificate is submitted or as of a requested Funding Date, which certificate shall be substantially in the form set forth in Exhibit C, and certified by a Responsible Officer of Borrower.

     "Assignment and Acceptance" has the meaning set forth in Section 11.10.2.

     "Bankruptcy Code" means the Bankruptcy Code of 1978, as amended, as codified under Title 11 of the United States Code, and the Bankruptcy Rules promulgated thereunder, as the same may be in effect from time to time.

     "Base Rate" means the greater of (i) the Prime Rate and (ii) the Federal Funds Rate plus 0.50% per annum.

     "Base Rate Loan" means any borrowing which bears interest at a rate determined with reference to the Base Rate.

     "Borrower" has the meaning set forth in the Preamble.

     "Business Day" means any day which is not a Saturday, Sunday or a legal holiday under the laws of the State of California or is not a day on which banking institutions located in the State of California are authorized or permitted by law or other governmental action to close and, with respect to LIBOR Loans, means any day on which dealings in foreign currencies and exchanges may be carried on by Agent and Lenders in the London interbank market.

     "Casualty Loss" means any of the following events with respect to any item of Eligible Inventory: (a) the actual total loss or constructive total loss of such item of Eligible Inventory; (b) such item of Eligible Inventory shall become lost, stolen, destroyed, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever; (c) the seizure of such item of Eligible Inventory for a period exceeding sixty (60) days or the condemnation or confiscation of such item of Eligible Inventory; or (d) such item of Eligible Inventory shall be deemed under its lease to have suffered a casualty loss as to the entire item of Eligible Inventory.

     "Change of Control" means (i) the failure after the date of this Agreement of Gary Engle or Jim Coyne, directly or indirectly, through one or more intermediaries, to own, whether beneficially or as a trustee, guardian or other fiduciary, fifty-one percent (51%) or more of (x) the stock having ordinary voting power in the election of directors or (y) the ownership interests of either FSI, the Equipment Manager, or any Owner Trustee, or (ii) the failure after the date of this Agreement of Gary Engle or Jim Coyne, directly or indirectly, through one or more intermediaries, to control FSI, the Equipment Manager, or any Owner Trustee. For purposes of this definition, "control" of FSI, the Equipment Manager, or any Owner Trustee shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

     "Charges" means all federal, state, county, city, municipal, local, foreign or other governmental taxes, levies, assessments, charges or claims, in each case then due and payable, upon or relating to (a) the Loans made to Borrower hereunder, (b) Borrower's employees, payroll, income or gross receipts, (c) Borrower's ownership or use of any of its Properties or assets or (d) any other aspect of Borrower's business.

     "Closing Date" means the date of this Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended, the Treasury Regulations adopted thereunder and the Treasury Regulations proposed thereunder (to the extent Requisite Lenders, in their sole discretion, reasonably determine that such proposed regulations set forth the regulations that apply in the circumstances), as the same may be in effect from time to time.

     "Collateral" means the Collateral described in one or more of the Security Agreements.

     "Comerica Bank" has the meaning set forth in the Preamble.

     "Commitment" means with respect to each Lender the amounts set forth on Schedule A and "Commitments" means all such amounts collectively, as each may be amended from time to time upon the execution and delivery of an instrument of assignment pursuant to Section 11.10, which amendments shall be evidenced on
Schedule 1.1.

     "Commitment Termination Date" means June 30, 2003.

     "Compliance Certificate" means a certificate signed by a Responsible Officer of Borrower, substantially in the form of Exhibit F, with such changes as Agent may from time to time reasonably request for the purpose of having such certificate disclose the matters certified therein and the method of computation thereof.

     "Consent and Agreement" means the Consent and Agreement executed by each of Aircraft Owner Trustee, Borrower, Aircraft Lessee and American, in favor of Agent on behalf of Lenders, in form and substance acceptable to Agent.

     "Consolidated EBIDA" means as measured as at any date of determination for any period on a consolidated basis, the sum of (a) the Consolidated Net Income of Borrower, plus (b) all amounts treated as expenses for depreciation and the amortization of intangibles of any kind, plus (c) Consolidated Interest Expense, plus (d) non-liquidating cash distributions received from Special Purpose Entities, and in the cases of clauses (b) and (c) above, each to the extent included in the determination of Consolidated Net Income.

     "Consolidated Funded Debt" means, as measured at any date of determination on a consolidated basis, the total amount of all interest bearing obligations (including Indebtedness for borrowed money) of Borrower, including, without limitation, Obligations under this Agreement, all capital lease obligations of Borrower as a lessee, and the stated amount of all outstanding undrawn letters of credit issued on behalf of Borrower or for which Borrower is liable.

     "Consolidated Interest Expense" means, as measured at any date of determination for any period on a consolidated basis, the gross interest expense of Borrower for the period (including all commissions, discounts, fees and other charges in connection with standby letters of credit and similar instruments), less interest income for that period.

     "Consolidated Net Income" means, as measured at any date of determination for any period on a consolidated basis, the net income (or loss) of Borrower for such period taken as a single accounting period.

     "Consolidated Net Worth" means, for any Person, as measured at any date of determination, the difference between Consolidated Total Assets and Consolidated Total Liabilities.

     "Consolidated Total Assets" means, for any Person, as measured at any date of determination on a consolidated basis, all assets of such Person.

     "Consolidated Total Liabilities" means, for any Person, as measured at any date of determination on a consolidated basis, all liabilities of such Person.

     "Contingent Obligation" means, as to any Person, (a) any Guaranty Obligation of that Person and (b) any direct or indirect obligation or liability, contingent or otherwise, of that Person, (i) in respect of any letter of credit or similar instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, (ii) with respect to the Indebtedness of any partnership or joint venture of which such Person is a partner or a joint venturer, (iii) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (iv) in respect of any interest rate protection contract that is not entered into in connection with a bona fide hedging operation that provides offsetting benefits to such Person. The amount of any Contingent Obligation shall (subject, in the case of Guaranty Obligations, to the last sentence of the definition of "Guaranty Obligation") be deemed equal to the maximum reasonably anticipated liability in respect thereof, and shall, with respect to clause
(b)(iv) of this definition, be marked to market on a current basis.

     "Cost of Funds Rate" means, as applicable to any Loan, and as of any particular date, Comerica Bank's funding cost on such date with respect to such Loan as determined by Comerica Bank in its sole and absolute discretion. The Cost of Funds Rate will be fixed on the date a Loan is converted into a Cost of Funds Rate Loan until such Loan shall have been fully repaid.

     "Cost of Funds Rate Loan" means any borrowing which bears interest at a rate determined with reference to the Cost of Funds Rate.

     "Default Rate" has the meaning set forth in Section 2.3.

     "Designated Deposit Account" means a demand deposit account maintained by Borrower with Comerica Bank designated by written notice from Borrower to Agent.

     "Dollars" and the sign "$" means lawful money of the United States.

     "Effective Amount" means with respect to any Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowing and prepayments or repayments thereof occurring on such date.

     "Eligible Assignee" means (a) a commercial bank organized under the laws of the United States, or any state thereof; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development ("OECD"), or a political subdivision of any such country, provided, however, that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD or the Cayman Islands; (c) the central bank of any country which is a member of the OECD; (d) an insurance company organized under the laws of the United States; (e) a commercial finance company, mutual or other investment fund, lease financing company or other institutional investor (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, provided that such Person is an "accredited investor" (as defined in Regulation D under the Securities Act of 1933, as amended); (f) any Lender party to this Agreement; (g) any Lender Affiliate and (h) any other Person approved by Agent and Borrower, such approval not to be unreasonably withheld; provided, however, that (i) Borrower's approval shall not be required so long as an Event of Default has occurred and is continuing and (ii) an Affiliate of Borrower shall not qualify as an Eligible Assignee.

     "Eligible Inventory" means all Trailers, Aircraft and Aircraft engines complying with Stage III noise reduction requirements, Railcars, marine containers, the marine vessel, LION, and, if approved by the Requisite Lenders, other related Equipment, in each case that (a) is owned of record by Borrower or a Special Purpose Entity (or jointly by Borrower and Acquisub or one or more Equipment Growth Funds) or, subject to the approval of Agent, any Owner Trustee of which Borrower or a Special Purpose Entity is the sole beneficiary or owner (or is the beneficiary or owner jointly with Acquisub or one or more Equipment Growth Funds), as applicable, (b) has a value and marketability reasonably satisfactory to the Agent; and (c) is free and clear of all Liens, except (i) any interest of a lessee thereof pursuant to a Lease entered into with Borrower or a Special Purpose Entity or Borrower's or such Special Purpose Entity's predecessor in interest or such Owner Trustee or nominee entity, as lessor, or
(ii) as otherwise permitted by Section 6.1, provided that any Liens of the type permitted under clause (ii) encumbering any item of Equipment shall not secure obligations in amounts which materially impair the equity value in such item of Equipment. Notwithstanding anything to the contrary in the foregoing, there shall be excluded from the definition of Eligible Inventory the following: (a) items which are off-lease for more than ninety-two (92) days, (b) containers and Trailers subject to Utilization Leases whereby the utilization rates of such items of Equipment fall below fifty percent (50%), (c) any marine vessel, other than the marine vessel, LION, and (d) the Aircraft Collateral, so long as all of the conditions set forth in Section 3.3 below have not been satisfied or waived. Equipment which is Eligible Inventory will cease to be Eligible Inventory at any time, but only for so long as, it either (1) fails to meet all of the requirements of clauses (a) through (c) set forth in the first sentence of this definition or (2) falls in the category of items listed in any of the clauses
(a) through (d) set forth in the immediately preceding sentence. Requisite Lenders in their sole discretion, on a case by case basis, may approve in writing any other items or types of Equipment for credit under "Eligible Inventory" from time to time.

     "Employee Benefit Plan" means any Pension Plan and any employee welfare benefit plan, as defined in Section 3(1) of ERISA, that is maintained for the employees of Borrower, FSI or any of FSI's Subsidiaries or any ERISA Affiliate of Borrower.

     "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (a) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in, or from Property, whether or not owned by Borrower, FSI, or any Subsidiary of FSI, or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

     "Environmental Laws" means all foreign, federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act and the Emergency Planning and Community Right-to-Know Act.

     "Environmental Permit" has the meaning set forth in Section 4.15.

     "Equipment" means all items of equipment permitted to be owned directly or beneficially by Borrower pursuant to the terms and conditions of the Limited Partnership Agreement, as such terms and conditions are in effect on the Closing Date, and owned directly or beneficially by Borrower or by any Special Purpose Entity (or jointly by Borrower or any Special Purpose Entity and Acquisub or one or more Equipment Growth Funds) and held for lease or rental, and shall include items of equipment legal or record title to which is held by any Owner Trustee or nominee entity in which Borrower or any Special Purpose Entity holds the sole beneficial interest (or jointly by Borrower or any Special Purpose Entity and Acquisub or one or more Equipment Growth Funds).

     "Equipment Schedule" means a certificate with appropriate insertions setting forth (a) a list of each item of Equipment forming part of Eligible Inventory, including a description of each Lease and the lessee thereunder, and
(b) the Fair Market Value of Eligible Inventory determined by FSI in its good faith on a quarterly basis, each as of the last day of the month for which such certificate is submitted or as of a requested Funding Date, as the case may be, which certificate shall be substantially in the form set forth in Exhibit B, and certified by a Responsible Officer of Borrower.

     "Equipment Growth Funds" means any and all of PLM Equipment Growth Fund I, Equipment Growth Fund II, PLM Equipment Growth Fund III, PLM Equipment Growth Fund IV, PLM Equipment Growth Fund V, PLM Equipment Growth Fund VII and Professional Lease Management Income Fund I, L.L.C.

     "Equipment Manager" means IMI or an Affiliate of IMI, in its capacity as equipment manager under the Management Agreements.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, as the same may be in effect from time to time, and any successor statute.

     "ERISA Affiliate" means, as applied to any Person, any trade or business (whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the Code.

     "Eurodollar Reserve Percentage" means the maximum reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of one percent (0.01%)) in effect from time to time (whether or not applicable to any Lender) under regulations issued by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency liabilities having a term comparable to such Interest Period.

     "Event of Default" means any of the events set forth in Section 8.1.

     "Existing Note Agreement" means that certain Note Agreement dated as of August 1, 1993 among Borrower, as company, and Allstate Insurance Company and Allstate Life Insurance Company, as purchasers.

     "Existing Notes" means the notes issued by Borrower pursuant to the Existing Note Agreement.

     "FAA" or "Federal Aviation Administration" means the United States Federal Aviation Administration or any successor thereto administering the functions thereof.

     "Facility" means the total Commitments described in Schedule A, as such Schedule A may be amended from time to time as set forth on Schedule 1.1, for the credit facility described in Section 2.1.1 to be provided by Lenders to Borrower, according to each Lender's Pro Rata Share.

     "Fair Market Value of Eligible Inventory" means the fair market value of the Eligible Inventory as determined by an Approved Appraiser, or, for purposes of the Equipment Schedule, by FSI, as sole general partner of Borrower, reasonably satisfactory to Agent.

     "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotation, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by Agent.

     "Federal Reserve Board" means the Board of Governors of the Federal Reserve System and any successor thereto.

     "Fee Letter" means that certain letter dated as of the Closing Date executed by Borrower in favor of Agent with respect to the agency fee and certain other matters, as the same may from time to time be amended or supplemented.

     "First Amendment to Warehousing Credit Agreement" means that certain First Amendment to Warehousing Credit Agreement, of even date herewith, providing for
(a) the reduction in Comerica Bank's commitment, as successor by merger to Imperial Bank, under the Warehousing Credit Agreement from $10,000,000 to $5,000,000, and the reduction of the total commitment of lenders pursuant to the Warehousing Credit Agreement from $15,000,000 to $10,000,000, (b) the amendment to certain covenants applicable to Borrower under the Warehousing Credit Agreement, and (c) other amendments and modifications as required by the lenders thereunder, in form and substance similar to Exhibit K.

     "Form W-8BEN" has the meaning set forth in Section 2.14.6.

     "Form W-8ECI" has the meaning set forth in Section 2.14.6.

     "FSI" means PLM Financial Services, Inc., a Delaware corporation and the sole general partner of Borrower.

     "Funding Date" means with respect to any proposed borrowing hereunder, the date funds are advanced to Borrower for any Loan requested by Borrower.

     "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar function of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

     "Governmental Authority" means (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose jurisdiction that Person has consented.

     "Guaranty Obligation" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease for capital equipment other than Eligible Inventory, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent,
(a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

     "Hazardous Materials" means all those substances which are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

     "IMI" means PLM Investment Management, Inc., a California corporation, and a wholly owned Subsidiary of FSI.

     "Indebtedness" means, as to any Person, (a) all indebtedness of such Person for borrowed money, (b) all capital leases of such Person as lessee, (c) any obligation of such Person for the deferred purchase price of Property or services (other than trade or other accounts payable in the ordinary course of business and not more than ninety (90) days past due), (d) any obligation of such Person that is secured by a Lien on assets of such Person, whether or not that Person has assumed such obligation or whether or not such obligation is non-recourse to the credit of such Person, (e) obligations of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person and (f) any obligation of such Person to reimburse the issuer of any letter of credit issued for the account of such Person upon which a draw has been made.

     "Indemnified Liability" has the meaning set forth in Section 10.2.

     "Indemnified Person" has the meaning set forth in Section 10.2.

     "Interest Differential" means, with respect to any prepayment of a LIBOR Loan on a day other than an LIBOR Interest Payment Date on which such LIBOR Loan matures, the difference between (a) the per annum interest rate payable with respect to such LIBOR Loan as of the date of the prepayment and (b) the Adjusted LIBOR on, or as near as practicable to, the date of the prepayment for a LIBOR Loan commencing on such date and ending on the last day of the applicable
Interest Period. The determination of the Interest Differential by Agent shall be conclusive in the absence of manifest error.

     "Interest Payment Date" means, (a) with respect to any Base Rate Loan, (x) the last Business Day of each fiscal quarter of Borrower commencing with the last Business Day of the fiscal quarter of Borrower in which the Funding Date of such Loan occurs, or (y) if any Base Rate Loan is converted into a LIBOR Loan or a Cost of Funds Rate Loan pursuant to Section 2.8, the date of such conversion, and (b) with respect to any Cost of Funds Rate Loan, (x) the last Business Day of each fiscal quarter of Borrower commencing with the last Business Day of the fiscal quarter of Borrower in which the Funding Date of such Loan occurs, or (y) if any LIBOR Loan or Base Rate Loan is converted into a Cost of Funds Rate Loan, the last Business Day of each fiscal quarter of Borrower commencing with the last Business Day of the fiscal quarter of Borrower in which such conversion date occurs.

     "Interest Period" means, with respect to any LIBOR Loan, the three-month, six-month, nine-month or twelve-month period selected by Borrower pursuant to
Section 2, in each instance commencing on the applicable Funding Date of such LIBOR Loan; provided, however, that any Interest Period which would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day except that in the instance of any LIBOR Loan, if such next succeeding Business Day falls in the next calendar month, the Interest Period shall end on the next preceding Business Day.

     "Investment" means, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of stock or other securities of any other Person or by means of loan or advance (other than advances to employees for moving or travel expenses, drawing accounts and similar expenditures in the ordinary course of business), capital contribution, guaranty or other debt or equity participation or interest, or otherwise, in any other Person, including any partnership and joint venture interests of that Person in any other Person or in any item of transportation-related equipment owned by a Person unaffiliated with that Person and on lease to another third party, in which that Person acquires a right to share, directly or indirectly.

     "Investment Company Act" means the Investment Company Act of 1940, as amended (15 U.S.C.ss. 80a-1 et seq.), as the same may be in effect from time to time, or any successor statute thereto.

     "IRS" means the Internal Revenue Service and any successor thereto.

     "Lease" means each and every item of chattel paper, installment sales agreement, equipment lease or rental agreement (including progress payment authorizations) relating to an item of Equipment of which Borrower or any Special Purpose Entity is the sole record or beneficial lessor (or a record or beneficial lessor jointly with Acquisub or one or more Equipment Growth Funds) or of which an Owner Trustee is the sole record or beneficial lessor and in respect of which the lessee and lease terms (including, without limitation, as to rental rate, maturity and insurance coverage) are acceptable to Agent, in its sole discretion. The term "Lease" includes (a) all payments to be made thereunder, (b) all rights of Borrower or any Special Purpose Entity therein, and (c) any and all amendments, renewals, extensions or guaranties thereof.

     "Lender Affiliate" means a Person engaged primarily in the business of commercial banking and that is an Affiliate of a Lender or of a Person of which a Lender is an Affiliate.

     "Lenders" means the banks, financial institutions or other institutional lenders which have executed signature pages to this Agreement and such other Assignees, banks, financial institutions or other institutional lenders as shall hereafter execute and deliver an Assignment and Acceptance with respect to all or any portion of the Commitments and the Loans advanced and maintained pursuant to the Commitments, in each case pursuant to and in accordance with Section 11.10.

     "Lending Office" means, with respect to any Lender, the office or offices of the Lender specified as its lending office opposite its name on the applicable signature page hereto, or such other office or offices of the Lender as it may from time to time notify Borrower and Agent.

     "Leverage Ratio" means, as at any date of determination, the ratio of (a) Consolidated Total Liabilities of Borrower to (b) the Consolidated Net Worth of Borrower.

     "LIBOR" means, with respect to any Loan to be made, continued as or converted into a LIBOR Loan, the London Inter-Bank Offered Rate (determined solely by Agent), rounded upward to the nearest 1/16th of one percent (0.0625%), at which Dollar deposits are offered to Agent by major banks in the London interbank market at or about 11:00 a.m., London time, on the second Business Day prior to the first day of the related Interest Period with respect to such Loan in an aggregate amount approximately equal to the amount of such Loan and for a period of time comparable to the number of days in the applicable Interest Period. The determination of LIBOR by Agent shall be conclusive in the absence of manifest error.

     "LIBOR Interest Payment Date" means, with respect to any LIBOR Loan, the last day of each Interest Period applicable to such LIBOR Loan; provided, however, that if any Interest Period for a LIBOR Loan exceeds three (3) months, interest shall also be paid on the date which falls three (3) months after the beginning of such Interest Period, and every three months thereafter until the end of the applicable Interest Period.

     "LIBOR Loan" means a Loan that bears interest based on Adjusted LIBOR.

     "Lien" means any mortgage, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, affecting any Property, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of or agreement to file or deliver any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction.

     "Limited Partnership Agreement" means the Amended and Restated Limited Partnership Agreement of Borrower dated as of December 20, 1991, as amended by that certain First Amendment to Amended and Restated Limited Partnership Agreement, dated as of November 21, 1996, as further amended by that Second Amendment to Amended and Restated Limited Partnership Agreement, dated as of August 24, 2001 ("Second Amendment to Limited Partnership Agreement").

     "Loan" has the meaning set forth in Section 2.1.1.

     "Loan Document" when used in the singular and "Loan Documents" when used in the plural means any and all of this Agreement, the Notes, the Security Documents, the Subordination Agreement, the Consent and Agreement, the Fee Letter and any and all other agreements, documents and instruments executed and delivered by or on behalf or support of Borrower to Agent or any Lender or any of their respective authorized designees evidencing or otherwise relating to the Advances and the Liens granted to Agent, on behalf of Lenders, with respect to the Advances, as the same may from time to time be amended, modified, supplemented or renewed.

     "Loan Parties" means Borrower, Aircraft Owner Trustee, the Subordinated Lenders, any other Owner Trustee, and any Special Purpose Entity, and a "Loan Party" means any one of the Loan Parties.

     "Management Agreements" means, collectively (a) that certain Equipment Management Agreement, dated as of December 23, 1991, entered into on behalf of Borrower by FSI with its Affiliate, IMI, pursuant to Section 2.05(f) of the Limited Partnership Agreement, (b) that certain Data Processing Servicing Agreement, dated as of June 21, 1996, entered into on behalf of Borrower by FSI with its Affiliate, IMI, and (c) that certain Equipment Services Agreement, dated as of June 21, 1996, entered into on behalf of Borrower by FSI with its Affiliate, IMI.

     "Material Adverse Effect" means, with respect to any Loan Party, any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Loan Document, (b) is or could reasonably be expected to be material and adverse to the condition (financial or otherwise) or business operations of such Loan Party, (c) materially impairs or could reasonably be expected to materially impair the ability of any Loan Party to perform its Obligations, or (d) materially impairs or could reasonably be expected to materially impair the ability of Agent or any Lender to enforce any of its or their legal remedies pursuant to the Loan Documents.

     "Maturity Date" means, with respect to each Loan advanced by Lenders hereunder, the following date: (a) if the Funding Date of such Loan occurs on or before the last Business Day of the second month of any fiscal quarter of Borrower, then the last Business Day of the twentieth (20th) fiscal quarter of Borrower after the fiscal quarter of Borrower in which such Funding Date occurs, and (b) if the Funding Date of any Loan occurs during the third month of any fiscal quarter of Borrower, then the last Business Day of the twentieth (20th) fiscal quarter of Borrower after the fiscal quarter of Borrower immediately following the Funding Date of such Loan, or such earlier or later date as requested by Borrower and approved by Requisite Lenders, in their sole and absolute discretion.

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA, and to which Borrower, FSI or any of FSI's Subsidiaries or any ERISA Affiliate of Borrower, FSI or any of FSI's Subsidiaries is making, or is obligated to make, contributions or has made, or been obligated to make, contributions within the preceding five (5) years.

     "Net Cash Proceeds From the Disposition of Equipment" means, for any period of determination, the sum of (a) Borrower's cash balance at the beginning of such period and (b) cash received by Borrower from disposition of Equipment plus without duplication liquidating distributions from Special Purpose Entities during such period less payments made by Borrower for the purchase of such Equipment and associated expenses including but not limited to, acquisition and negotiation fees.

     "Note" has the meaning set forth in Section 2.1.1(a)(i), and any and all replacements, extensions, substitutions and renewals thereof.

     "Notice of Borrowing" means a notice given by Borrower to Agent in accordance with Section 2.7, substantially in the form of Exhibit G, with appropriate insertions.

     "Notice of Conversion/Continuation" means a notice given by Borrower to Agent in accordance with Section 2.8, substantially in the form of Exhibit H, with appropriate insertions.

     "Obligations" means all loans, advances, liabilities and obligations for monetary amounts owing by Borrower to any Lender or Agent, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties of any Loan Party, of any kind or nature, arising under any of the Loan Documents. This term includes, without limitation, all principal, interest (including interest that accrues after the commencement of a case or proceeding against Borrower under the Bankruptcy
Code), fees, including, without limitation, any and all prepayment fees, facility fees, commitment fees, arrangement fees, agent fees and attorneys' fees and any and all other fees, expenses, costs or other sums chargeable to Borrower under any of the Loan Documents.

     "Operating Cash Flow Coverage Ratio" means, as at any date of determination, the ratio of (a) Consolidated EBIDA of Borrower adjusted for gains or losses on the sale of Equipment in the ordinary course of business to the extent not already taken into account in the determination of Consolidated EBIDA to (b) the sum of (i) the aggregate amount of principal payments due on Consolidated Funded Debt (excluding the Revolver Loans) during the four consecutive fiscal quarters immediately succeeding such date plus (ii) Consolidated Interest Expense of Borrower plus (iii) twenty-five percent (25%) of the aggregate principal amount of the Revolver Loans outstanding on such date (excluding principal amounts of Revolver Loans outstanding for ninety (90) days or less). Consolidated EBIDA and Consolidated Interest Expense to be measured for the four consecutive fiscal quarters then ended on such date.

     "Opinion of Company Counsel" means the favorable written legal opinion of Borrower's counsel, substantially in the form of Exhibit D.

     "Opinion of FAA Counsel" means the favorable written legal opinion of counsel acceptable to Agent in its sole and absolute discretion regarding perfection of the security interest in the Collateral created by the Aircraft Security Agreement filed with the FAA on the Funding Date of the second Advance.

     "Other Taxes" has the meaning set forth in Section 2.14.2.

     "Overadvance" has the meaning set forth in Sections 2.1.1(a)(iii) and (iv).

     "Owner Trustee" means any Person acting in the capacity of (a) a trustee for any owner trust or (b) a nominee entity, in each case holding record title to any Eligible Inventory for the beneficial interest of Borrower or any Special Purpose Entity (or for the joint beneficial interest of Borrower or any Special Purpose Entity and Acquisub or one or more Equipment Growth Funds) pursuant to a trust or similar agreement with Borrower. For the avoidance of any doubt, the term "Owner Trustee" includes the Aircraft Owner Trustee.

     "PBGC" means the Pension Benefit Guaranty Corporation and any successor thereto.

     "Pension  Plan" means any  employee  pension  benefit  plan,  as defined in
Section 3(2) of ERISA, that is maintained for the employees of Borrower, FSI or any of FSI's Subsidiaries or any ERISA Affiliate of Borrower, FSI or any of FSI's Subsidiaries, other than a Multiemployer Plan.

     "Permitted Liens" has the meaning set forth in Section 6.1.

     "Permitted Rights of Others" means, as to any Property in which a Person has an interest, (a) an option or right to acquire a Lien that would be a Permitted Lien, (b) the reversionary interest of a lessor under a lease of such Property and (c) an option or right of the lessee under a lease of such Property to purchase such property at fair market value.

     "Person" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or Governmental Authority.

     "PFF" means PFF Bank & Trust.

     "PLMI" means PLM International, Inc., a Delaware corporation, or any successor in interest thereof.

     "Potential Event of Default" means a condition or event which, after notice or lapse of time or both, will constitute an Event of Default.

     "Prepayment Date" has the meaning set forth in Section 2.2.2.

     "Prepayment Premium" means, on any prepayment date and with respect to any Cost of Funds Rate Loan being prepaid, the sum of (i) Five Hundred Dollars ($500), and (ii) the present value, discounted at the Reinvestment Rate of the positive amount by which the interest the Lenders would have earned had the prepaid principal amount been paid according to the Cost of Fund Rate Loan's amortization schedule at the Cost of Funds Rate Loan interest rate exceeds the interest the Lenders would earn by reinvesting the prepaid principal amount at the Reinvestment Rate.

     "Prime Rate" means, at any time, the rate of interest per annum publicly announced from time to time by Comerica Bank as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by Comerica Bank as its Prime Rate is an index or base rate and shall not necessarily be its lowest rate charged to Comerica Bank's customers or other banks.

     "Property" means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

     "Pro Rata Share" means, as to any Lender at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of the Effective Amount of such Lender's Loans divided by the Effective Amount of all Loans, or if no Loans are outstanding, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Lender's aggregate Commitments divided by the aggregate Commitments or, if the Commitments have expired or been terminated and all Loans repaid in full, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) of the Effective Amount of such Lender's Loans divided by the aggregate Effective Amount of all Loans immediately before such repayment in full.

     "Public Utility Holding Company Act" means the Public Utility Holding Company Act of 1935, as amended (15 U.S.C.ss. 79 et seq.) as the same shall be in effect from time to time, and any successor statute thereto.

     "Railcar" means all railroad rolling stock, including, without limitation, all coal, timber, plastic pellet, tank, hopper, flat and box cars and locomotives.

     "Regulations T, U and X" means, collectively, Regulations T, U and X adopted by the Federal Reserve Board (12 C.F.R. Parts 220, 221 and 224, respectively) and any other regulation in substance substituted therefor.

     "Reinvestment Rate" means, on any prepayment date and with respect to any Cost of Funds Rate Loan being prepaid, the interest rate equal to the rate of interest reasonably determined by Agent (based on quotations from established dealers) to be in effect in the secondary market of U.S. Treasury Obligations of a comparable amount as the outstanding principal amount of such Loan being prepaid or deemed to have been prepaid and with a comparable term to maturity, not more than seven (7) days prior to such prepayment date plus one-half percent (0.5%) per annum.

     "Revolver Loans" means Loans made to Borrower pursuant to the Warehousing Credit Agreement.

     "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule, regulation, guideline or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

     "Requisite Lenders" means any combination of Lenders whose combined Pro Rata Share (and voting interest with respect thereto) of all amounts outstanding under this Agreement, or, in the event there are no amounts outstanding, the Commitments, is greater than sixty-six and two-thirds percent (66 2/3%) of all such amounts outstanding or the total Commitments, as the case may be; provided, however, that in the event there are only two (2) Lenders, Requisite Lenders means both Lenders.

     "Responsible Officer" means for (i) Borrower, any of the President, Chief Executive Officer, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of FSI, or another officer authorized by FSI, as the sole general partner of Borrower, having authority to request Advances or perform other duties required hereunder, and (ii) any other Loan Party, any of the President, Chief Executive Officer, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller or another officer authorized thereof.

     "SEC" means the Securities and Exchange Commission and any successor thereto.

     "Security Agreements" means, collectively, (1) the Security Agreement of even date herewith (the "Security Agreement") between Borrower and Agent, on behalf and for the benefit of the Lenders, providing for the grant of a security interest in all of the assets of Borrower, subject to no other Liens other than Permitted Liens, substantially in the form of Exhibit J, including all amendments, modifications and supplements thereto and all appendices, exhibits and schedules to any of the foregoing, as the same may be in effect from time to time, (2) the Aircraft Security and Assignment Agreement in form and substance acceptable to Agent (the "Aircraft Security Agreement"), executed by Aircraft Owner Trustee in favor of Agent on behalf of Lenders, granting to Agent, on behalf of Lenders, a security interest in the Aircraft Collateral and assigning to Agent on behalf of Lenders, the Aircraft Lease Agreement and any related documents and agreements, as security for the payment and performance in full of the Obligations, subject to no other Liens other than Permitted Liens, including all amendments, modifications and supplements thereto and all appendices, exhibits and schedules to any of the foregoing, as the same may be in effect from time to time, and (3) the Beneficial Interest Pledge and Security Agreement in form and substance acceptable to Agent (the "Pledge and Security Agreement"), executed by the Borrower in favor of Agent on behalf of Lenders, assigning the Borrower's beneficiary rights in the Aircraft Owner Trust as security for the payment and performance in full of the Obligations, subject to no other Liens other than Permitted Liens, including all amendments, modifications and supplements thereto and all appendices, exhibits and schedules to any of the foregoing, as the same may be in effect from time to time.

     "Security Documents" means the Security Agreements, each chattel mortgage, ship mortgage or similar security agreement, mortgage or other agreement or document entered into with respect to this Agreement, each UCC-1 financing statement delivered pursuant thereto and any and all other related documents.

     "Settlement Order" means, collectively, (a) that certain Order, dated as of July 24, 2001 ("Order"), issued by the Honorable Senior United States District Judge in the matter of KOCH V. PLM INTERNATIONAL, INC., ET. AL., adopting the Report and Recommendation, dated as of April 25, 2001, issued by the Honorable United States Magistrate Judge for the Southern District of Alabama, Southern Division, for the settlement of the litigation involving Borrower entitled KOCH
V. PLM INTERNATIONAL, INC., ET. AL., and (b) that certain Judgment, dated as of July 24, 2001, issued by the Honorable Senior United States District Judge in the matter of KOCH V. PLM INTERNATIONAL, INC., ET. AL., approving the Order.

     "Solvent" means, as to any Person at any time, that (a) the fair value of the Property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code; (b) the present fair saleable value of the Property in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;
(d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

     "Special Purpose Entity" means any Person in which the ownership interest is held by Borrower, either wholly or jointly with one or more Equipment Growth Funds, and organized for the purpose of owning equipment permitted to be owned by Borrower pursuant to the terms and conditions of the Limited Partnership Agreement, as such terms and conditions are in effect on the Closing Date.

     "Subordination Agreement" means the Intercompany Subordination Agreement of even date herewith among FSI, PLMI, TEC, and IMI ("Subordinated Lenders"), Borrower, and Agent, substantially in the form of Exhibit E, including all amendments, modifications and supplements thereto and all appendices, exhibits and schedules to any of the foregoing, as the same may be in effect from time to time.

     "Subsidiary" means, with respect to any Person, any corporation, association, partnership, limited liability company or other business entity of which an aggregate of fifty percent (50.0%) or more of the beneficial interest (in the case of a partnership) or fifty percent (50%) or more of the outstanding stock, units or other voting interest having ordinary voting power to elect a majority of the directors, managers or trustees of such Person (irrespective of whether, at the time, the stock, units or other voting interest of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person.

     "Taxes" has the meaning set forth in Section 2.14.1.

     "TEC"  means  PLM  Transportation   Equipment  Corporation,   a  California
corporation, and a wholly-owned Subsidiary of FSI.

     "Termination Date" means the date which is the later of (a) the Commitment Termination Date and (b) the date of full, complete and indefeasible payment and performance of the Obligations.

     "Termination Event" means, with respect to Borrower, (a) a "reportable event" described in Section 4043 of ERISA and the regulations issued thereunder (other than a reportable event not subject to the provision for 30-day notice to the PBGC under such regulations), or (b) the withdrawal of Borrower, FSI or any of FSI's Subsidiaries or any of their ERISA Affiliates from a Pension Plan during a plan year in which any of them was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate a Pension Plan by the PBGC, or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

     "Total Cash Flow Coverage Ratio" means, with respect to Borrower, as at any date of determination, the ratio of (a) Consolidated EBIDA of Borrower adjusted for gains or losses on the sale of Equipment in the ordinary course of business to the extent not already taken into account in the determination of
Consolidated EBIDA plus (i) the Net Cash Proceeds From the Disposition of Equipment in the ordinary course of business received during the four consecutive fiscal quarters ending on such date less (ii) aggregate amounts of cash distributions to its partners made during the four consecutive fiscal quarters ending on such date, to (b) the sum of (i) the aggregate amount of principal payments on Consolidated Funded Debt (excluding the Revolver Loans) made during the four consecutive fiscal quarters ending on such date plus (ii) Consolidated Interest Expense of Borrower plus (iii) twenty-five percent (25%) of the aggregate principal amount of the Revolver Loans outstanding on such date (excluding principal amounts of Revolver Loans outstanding for ninety (90) days or less). (Consolidated EBIDA and Consolidated Interest Expense to be measured for the four consecutive fiscal quarters then ended on such date).

     "Total Funded Debt" means Consolidated Funded Debt less the aggregate principal amount of the Revolver Loans outstanding for ninety (90) days or less.

     "Trailer" means (a) vehicles having a minimum length of twenty (20) feet used in trailer or freight car service and constructed for the transport of commodities or containers from point to point and (b) associated equipment.

     "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any and all of the attachment, perfection or priority of the Lien of Agent, on behalf of Lenders, in and to the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     "United States" means the United States of America.

     "Utilization Leases" means Leases for Equipment held for lease in pooling or similar arrangements where the actual rental payments under such Lease are based on and for the actual period of utilization of such item of Equipment rather than the Lease term.

     "Warehousing Credit Agreement" means that certain Warehousing Credit Agreement, dated as of April 13, 2001, by and among FSI, Borrower, Acquisub, PLM Equipment Growth Fund VII and Professional Lease Management Income Fund I, L.L.C, on the one hand and Imperial Bank, as Agent, and other lenders listed as "Lenders" therein, on the other hand, as amended by the First Amendment to Warehousing Credit Agreement, and as the same may be further amended, restated, modified or supplemented from time to time.

     1.2 Accounting Terms. Any accounting term used in this Agreement or any other Loan Document shall have, unless otherwise specifically provided herein or therein, the meaning customarily given such term in accordance with GAAP, and all financial data required to be submitted by this Agreement or any other Loan Document shall be prepared and computed, unless otherwise specifically provided herein or therein, in accordance with GAAP. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. In the event that GAAP changes during the term of this Agreement such that the covenants contained in Section 7 would then be calculated in a different manner or with different components, (a) the parties hereto agree to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating Borrower's financial condition to substantially the same criteria as were effective prior to such change in GAAP and (b) Borrower shall be deemed to be in compliance with the covenants contained in the aforesaid subsections during the sixty (60) day period following any such change in GAAP if and to the extent that Borrower would have been in compliance therewith under GAAP as in effect immediately prior to such change.

     1.3 Other Terms. All other undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, all of which are by this reference incorporated into this Agreement, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement. The term "including" shall not be limiting or exclusive, unless specifically indicated to the contrary. The term "or" is disjunctive; the term "and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and the neuter.

     1.4 Schedules And Exhibits. Any reference to a "Section," "Subsection," "Exhibit," or "Schedule" shall refer to the relevant Section or Subsection of or Exhibit or Schedule to this Agreement, unless specifically indicated to the contrary.

SECTION 2. AMOUNT AND TERMS OF CREDIT.

     2.1 Commitment To Lend.

          2.1.1 Term Facility. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower set forth herein, Lenders hereby agree to make Advances (as defined below) of immediately available funds to Borrower from the Closing Date until the Business Day immediately preceding the Commitment Termination Date, in the aggregate principal amount outstanding at any time not to exceed the total Commitments for the Facility, as more fully set forth in this Section 2.1.1.

               (a) Facility Commitments.

                    (i) On the Funding Date requested by Borrower, after Borrower shall have satisfied all applicable conditions precedent set forth in
Section 3, each Lender shall advance immediately available funds to Agent (each such advance being an "Advance") evidencing such Lender's Pro Rata Share of a loan ("Loan"). Agent shall immediately advance such immediately available funds to Borrower at the Designated Deposit Account (or such other deposit account at Comerica Bank or such other financial institution as to which Borrower and Agent shall agree at least three (3) Business Days prior to the requested Funding
Date) on the Funding Date with respect to such Loan. The Borrower shall pay interest accrued on the Loan at the rates and in the manner set forth in Section 2.1.1(b). Each Loan advanced hereunder by each Lender shall be evidenced by the Borrower's promissory note in favor of such Lender substantially in the form of Exhibit A (each a "Note").

                    (ii) Nothing contained in this Agreement shall under any circumstance be deemed to require any Lender to make any Advance under the Facility which, in the aggregate principal amount, taking into account such Lender's portion of the principal amounts outstanding under this Agreement and the making of such Advance, exceeds such Lender's Commitment for the Facility.

                    (iii) Amounts borrowed by Borrower under this Facility that are repaid or prepaid may not be reborrowed. No LIBOR Loan shall have an Interest Period ending more than thirty (30) days after the Maturity Date thereof. Notwithstanding anything to the contrary in the foregoing, Borrower shall repay the outstanding principal of all LIBOR Loans and all accrued interest thereon on the respective Maturity Dates of such LIBOR Loans and nothing in the foregoing shall be deemed to be an extension of such Maturity Date or waiver of Borrower's obligation to pay any breakage costs payable on account of the Interest Period of any LIBOR Loan ending after the Maturity Date thereof.

                    (iv) Each request for a Loan hereunder shall constitute a reaffirmation by Borrower and the Responsible Officer requesting the same that the representations and warranties contained in this Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date of the request, except to the extent such representations and warranties specifically relate to an earlier date, in which event they shall be true, correct and complete in all material respects as of such earlier date.

               (b) Each Loan. Each Loan made by Lenders hereunder shall, at Borrower's option in accordance with the terms of this Agreement, be either in the form of a Base Rate Loan, a LIBOR Loan or a Cost of Funds Rate Loan. Subject to the terms and conditions of this Agreement, each Loan shall bear interest on the sum of the unpaid principal balance thereof outstanding on each day from the date when made, continued or converted until such Loan shall have been fully repaid at a rate per annum equal to the Base Rate, as the same may fluctuate on a daily basis, the Adjusted LIBOR, or the Cost of Funds Rate, as the case may be, plus the Applicable Margin. Interest on each LIBOR Loan funded hereunder shall be due and payable by Borrower in arrears on the applicable LIBOR Interest Payment Date, and interest on each Base Rate Loan or each Cost of Funds Rate Loan funded hereunder shall be due and payable by Borrower in arrears on the applicable Interest Payment Date. All accrued but unpaid interest on each Loan will be due and payable on the date such Loan is repaid, whether by prepayment or at maturity, and with all accrued but unpaid interest being due and payable by the Borrower on the Maturity Date for such Loan.

               Each Advance made by a Lender as part of a Loan hereunder and all repayments of principal with respect to such Advance shall be evidenced by notations made by such Lender on the books and records of such Lender; provided, however, that the failure by such Lender to make such notations shall not limit or otherwise affect the obligations of Borrower with respect to the repayments of principal or payments of interest on any Advance or Loan. The aggregate unpaid amount of each Advance set forth on the books and records of a Lender shall be presumptive evidence of such Lender's Pro Rata Share of the principal amount owing and unpaid by Borrower under its Note.

               (c) Fees.

                    (i) In connection with the extension of the Loans, Borrower shall pay to the Agent for the account of each Lender, on the date of execution and delivery of this Agreement, a fully earned and non-refundable commitment fee equal to one-half of one percent (0.50%) of such Lender's Commitment ("Commitment Fee"). Any good faith deposit deposited by Borrower with Agent, after deducting therefrom Agent's expenses and costs (including reasonable attorneys' fees) incurred by or on behalf of Agent or any Lender in connection with the preparation and negotiation of the Loan Documents, shall be applied toward the Commitment Fee due from Borrower hereunder.

                    (ii) Borrower shall pay to Agent for the account of each Lender a commitment fee on the average daily unused portion of such Lender's Commitment, computed on a quarterly basis based upon the daily utilization for that quarter as calculated by the Agent, equal to one-half of one percent (0.50%) per annum. Such commitment fee shall accrue from the date hereof to the Commitment Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September, and December, commencing on March 31, 2002 with the final payment to be made on the Commitment Termination Date. The commitment fees provided in this subsection shall accrue at all times after the date hereof, including at any time during which one or more conditions in Section 3 are not met.

                    (iii) Borrower agrees to pay to the Agent for its own account, an agency fee in accordance with the Fee Letter.

          2.1.2 Funding. Promptly following the receipt of such documents required pursuant to Section 3.2.1 and approval of a Loan by Agent, Agent shall notify by telephone, telecopier, facsimile or telex each Lender of the (a) the principal amount (including Lender's Pro Rata Share thereof) and (b) Funding Date of the Loan requested by Borrower. Not later than 1:00 p.m., California time, on the Funding Date for any Loan, each Lender shall make an Advance to Agent for the account of Borrower in the amount of its Pro Rata Share of the Loan being requested. Upon satisfaction of the applicable conditions precedent set forth in Section 3, all Advances shall be credited in immediately available funds to the Designated Deposit Account.

          2.1.3 Utilization Of The Loans. The Loans made under the Facility shall be used solely for the purpose of first repaying the Existing Notes under the Existing Note Agreement and then for Borrower's acquisition of Equipment. Notwithstanding the foregoing, any excess proceeds of the Loans may remain as Borrower's cash balances until applied to the acquisition of Equipment.

     2.2 Repayment And Prepayment; Reduction or Termination of Commitments.

          2.2.1 Repayment. Unless prepaid pursuant to Section 2.2.2 or 2.2.3, the principal amount of each Loan made to Borrower hereunder shall be repaid by Borrower as follows: (a) if the Funding Date of such Loan occurs on or before the last Business Day of the second month of any fiscal quarter of Borrower, then on the last Business Day of such fiscal quarter of Borrower and on the last Business Day of each fiscal quarter of Borrower thereafter, and (b) if the Funding Date of any Loan occurs during the third month of any fiscal quarter of Borrower, then on the last Business Day of the fiscal quarter of Borrower immediately following the Funding Date of such Loan and on the last Business Day of each fiscal quarter of Borrower thereafter, in each case through the Maturity Date of such Loan in twenty (20) equal quarterly installments of principal. Subject to the terms and conditions of this Agreement, the unpaid principal amount of each Loan and all unpaid interest accrued thereon, together with all other fees, expenses, costs and other sums chargeable to Borrower incurred in connection therewith shall be due and payable no later than the Maturity Date of such Loan.

          2.2.2 Voluntary Prepayment. Subject to Section 2.18, Borrower may in the ordinary course of Borrower's business, upon at least three (3) Business Days' written notice, or telephonic notice promptly confirmed in writing to Agent, which notice shall be irrevocable, prepay any Loan in whole or in part. Such notice of prepayment shall specify the date and amount of such prepayment and whether such prepayment is of Base Rate Loans, LIBOR Loans or Cost of Funds Rate Loans, or any combination thereof; provided that if an Event of Default shall have occurred and be continuing, Lenders shall have the exclusive right to apply any and all such prepayments against the then due and owing Obligations as Lenders may deem advisable. Such prepayment of Loans, together with any amounts required pursuant to Section 2.18, shall be in immediately available funds and delivered to Agent not later than 1:00 p.m., California time, on the date for prepayment stated in such notice (the "Prepayment Date"). With respect to any prepayment under this Section 2.2.2, all interest on the amount prepaid accrued up to but excluding the date of such prepayment shall be due and payable on the Prepayment Date, and the amount prepaid shall be applied to the remaining principal installments in inverse order of maturity or, at Borrower's election, ratably based on the amount of such prepayment; provided that if an Event of Default shall have occurred and be continuing, Lenders shall have the exclusive right to apply any and all such prepayments against the then due and owing Obligations as Lenders may deem advisable.

          2.2.3 Mandatory Prepayments.

               (a) In the  event  of a  reduction  in the Fair  Market  Value of
Eligible Inventory (other than due to a Casualty Loss) resulting in Borrower's falling out of compliance with the Asset Coverage Ratio required to be maintained on any date, then Borrower shall prepay the Loans in an amount sufficient to return Borrower to being in compliance with the Asset Coverage Ratio on such date, together with any amounts required by Section 2.18, within thirty (30) calendar days after Borrower shall become aware of such non-compliance, whether by written notice from Agent or any Lender or otherwise.

               In the event that any item of Eligible Inventory shall be sold or assigned by Borrower or any Special Purpose Entity, or the ownership interests (whether by stock or otherwise) of Borrower in any Special Purpose Entity owning record or beneficial title to any item of Eligible Inventory shall be sold or transferred, resulting in Borrower's falling out of compliance with the Asset Coverage Ratio required to be maintained on any date, then Borrower shall immediately prepay the Loans in an amount sufficient to return Borrower to being in compliance with the Asset Coverage Ratio on such date together with any amounts required by Section 2.18. The sale or assignment of Eligible Inventory by an Owner Trustee, or the sale or assignment of Borrower's or any Special Purpose Entity's beneficial interest in any owner trust (or nominee entity) holding title to Eligible Inventory, shall be considered a sale or assignment, as the case may be, of such Eligible Inventory by Borrower or such Special Purpose Entity, as the case may be. At Borrower's expense, Agent will, upon receipt of the prepayment, release its security interest in the Property or assets so sold, assigned or transferred so long as no Potential Event of Default or Event of Default has occurred and is continuing.



               In the event of a Casualty Loss resulting in Borrower's falling out of compliance with the Asset Coverage Ratio required to be maintained on any date, then Borrower shall (1) promptly provide notice of such Casualty Loss to Agent, and (2) prepay the Loans in an amount sufficient to return Borrower to being in compliance with the Asset Coverage Ratio, together with any amounts required to be paid pursuant to Section 2.18, immediately upon receipt of insurance or other proceeds with respect to such Casualty Loss but in no event later than ninety (90) days after the date of such Casualty Loss.

               (b) If at any time and for any reason the aggregate principal amount of the Loan(s) then outstanding to Borrower shall exceed the total Commitment (the amount of such excess, if any, being an "Overadvance"), Borrower shall immediately repay the full amount of such Overadvance, together with all interest accrued thereon and any amounts required to be paid pursuant to Section 2.18.

               (c) In the event that Borrower conveys, sells, leases, assigns, transfers or otherwise disposes of, in one transaction or a series of transactions, all or substantially all of its business, Property or assets, whether now owned or hereafter acquired ("Asset Disposition"), Borrower shall immediately pay to Agent, together with any amounts required to be paid pursuant to Section 2.18, one hundred percent (100%) of the net proceeds received by Borrower from such Asset Disposition, to be applied by Agent pursuant to Section 2.6, except to the extent any such proceeds are invested by Borrower in the purchase of Equipment within sixty (60) days of such Asset Disposition (unless a Potential Event of Default or an Event of Default exists on the date of such Asset Disposition or would result from such Asset Disposition, in which case the proceeds of the Asset Disposition shall be immediately paid by Borrower to Agent, together with any amounts required to be paid pursuant to Section 2.18, to be applied by Agent pursuant to Section 2.6). Agent will, upon receipt of the prepayment or confirmation of the purchase of Equipment, as the case may be, release its security interest in the Property or assets so sold or otherwise disposed of at Borrower's expense so long as no Potential Event of Default or Event of Default has occurred and is continuing.

          With respect to any prepayment under this Section 2.2.3, Borrower shall provide Agent a written notice of prepayment that shall specify whether such prepayment is of Base Rate Loans, LIBOR Loans or Cost of Funds Rate Loans, or any combination thereof; provided that if an Event of Default shall have occurred and be continuing, Lenders shall have the exclusive right to apply any and all such prepayments against the then due and owing Obligations as Lenders may deem advisable. Additionally, with respect to any prepayment under this
Section 2.2.3, all interest on the amount prepaid accrued up to but excluding the date of such prepayment shall be due and payable on the date of the prepayment, and the amount prepaid shall be applied to the remaining principal installments in inverse order of maturity.

          2.3 Calculation Of Fees and Interest; Post-Maturity Interest. All computations of fees shall be made on the basis of a 360-day year and actual days elapsed. Fees shall accrue during each period during which such fees are computed from the first day thereof to the last day thereof. Interest on the Loans shall be computed on the basis of a 365/366-day year for all Base Rate Loans and a 360-day year for all LIBOR Loans and Cost of Funds Rate Loans and the actual number of days elapsed in the period during which such interest accrues. In computing interest on any Loan, the date of the making of such Loan shall be included and the date of payment shall be excluded. Each change in the interest rate of Base Rate Loans based on changes in the Prime Rate or the Federal Funds Rate (as the case may be), and each change in the Adjusted LIBOR based on changes in the Eurodollar Reserve Percentage shall be effective on the effective date of such change and to the extent of such change. Agent shall give Borrower notice of any such change in the Prime Rate or the Federal Funds Rate; provided, however, that any failure by Agent to provide Borrower with notice hereunder shall not affect Agent's right to make changes in the interest rate of any Loan based on changes in the Prime Rate or the Federal Funds Rate. Upon the occurrence and during the continuation of any Event of Default under this Agreement, Advances under this Agreement will, at the option of Requisite Lenders, bear interest at a rate per annum which is determined by adding two percent (2.00%) to the rate of interest otherwise chargeable for such Advance ("Default Rate"). The imposition of a Default Rate will not constitute a waiver of any Event of Default.

          2.4 Manner Of Payments. All repayments or prepayments of principal and all payments of interest, fees, costs, expenses and other sums chargeable to Borrower under this Agreement, the Notes or any of the other Loan Documents shall be in lawful money of the United States of America in immediately available funds and delivered to Agent, for the account of Lenders, not later than 1:00 p.m., California time, on the date due at Comerica Bank-California, 275 Battery Street, Suite 1100, San Francisco, CA 94111, Attention: Misako Noda, Vice President, or such other place as shall have been designated in writing by Agent.

          2.5 Payment On Non-Business Days. Whenever any payment to be made under this Agreement, the Note or any of the other Loan Documents shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of the payment of interest thereon; provided, however, that no Loan shall have remained outstanding after the Maturity Date of such Loan.

          2.6 Application Of Payments. All payments to or for the benefit of Lenders hereunder shall be applied to the Obligations in the following order:
(a) then due and payable fees as set forth in Section 2.1.1(c) and, at the direction of Borrower or upon prior notice given to Borrower by Agent, other then due and payable fees, expenses and costs; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments; provided that if an Event of Default shall have occurred and be continuing, Lenders shall have the exclusive right to apply any and all such payments against the then due and owing Obligations as Lenders may deem advisable. To the extent Borrower fails to make payment required hereunder or under any of the other Loan Documents, each Lender is authorized to, and at its sole option may, make such payments on behalf of Borrower. To the extent permitted by law, all amounts advanced by any Lender hereunder or under other provisions of the Loan Documents shall accrue interest at the same rate as Base Rate Loans hereunder.

          2.7 Procedure For The Borrowing Of Loans.

               2.7.1 Notice Of Borrowing. Each borrowing of Loans shall be made upon Borrower's irrevocable written notice delivered to Agent in the form of a Notice of Borrowing, executed by a Responsible Officer of Borrower, with appropriate insertions (which Notice of Borrowing must be received by Agent prior to 12:00 noon, San Francisco, California time, five (5) Business Days prior to the requested Funding Date) specifying:

                    (a) the amount of the requested borrowing, which, with respect to any LIBOR Loan or Base Rate Loan, shall be in an aggregate minimum amount of $5,000,000, and with respect to any Cost of Funds Rate Loan, shall be in an aggregate minimum amount of $10,000,000 (unless the available amount remaining to be borrowed under the Facility is less than $5,000,000 or $10,000,000, as applicable, in which case the aggregate minimum amount of borrowing shall be such lower amount);

                    (b) the requested  Funding  Date,  which shall be a Business
Day;

                    (c) whether the borrowing is to be comprised of one or more LIBOR Loans, Base Rate Loans or Cost of Funds Rate Loans; if the Notice of Borrowing shall fail to specify whether the borrowing is to be comprised of LIBOR Loans, Base Rate Loans or Cost of Funds Rate Loans, the borrowing shall be comprised entirely of Base Rate Loans; and

                    (d) the duration of the Interest Period applicable to any such LIBOR Loans included in such Notice of Borrowing. If the Notice of Borrowing shall fail to specify the duration of the Interest Period for any borrowing comprised of LIBOR Loans, such Interest Period shall be three (3) months.

               2.7.2 Unavailability Of LIBOR Loans. Unless the Requisite Lenders shall otherwise consent, Borrower may not elect to have any Loan made as a LIBOR Loan during the existence of an Event of Default or Potential Event of Default.

          2.8 Conversion And Continuation Elections.

               2.8.1 Election.  Borrower may, upon irrevocable written notice to
Agent:

                    (a) elect to convert on any Business Day, any Base Rate Loan (or any portion thereof in an amount equal to at least $5,000,000) into a LIBOR Loan; or

                    (b) elect to convert on any LIBOR Interest Payment Date any LIBOR Loan maturing on such LIBOR Interest Payment Date (or any portion thereof) into a Base Rate Loan;

                    (c) elect to continue on any LIBOR Interest Payment Date any LIBOR Loan maturing on such LIBOR Interest Payment Date; or

                    (d) elect to convert on any Business Day, any Base Rate Loan or any LIBOR Loan or any combination thereof, in each case, in an amount equal to at least $10,000,000 into a Cost of Funds Rate Loan; provided that a LIBOR Loan may be converted into a Cost of Funds Rate Loan only on the last day of the applicable Interest Period.

provided, that if the aggregate amount of LIBOR Loans outstanding at any date shall have been reduced, by payment, prepayment, or conversion of portion thereof, to be less than $2,000,000, such LIBOR Loans shall automatically convert into Base Rate Loans, and on and after such date the right of Borrower to continue such Loans as, and convert such Loans into, LIBOR Loans shall terminate.

               2.8.2 Notice Of Conversion. Each conversion or continuation of Loans shall be made upon Borrower's irrevocable written notice delivered to Agent in the form of a Notice of Conversion/Continuation, executed by a Responsible Person of Borrower, with appropriate insertions (which Notice of Conversion/Continuation must be received by Lender prior to 12:00 noon, San Francisco, California time, at least three (3) Business Days in advance of the proposed conversion date or continuation date) specifying:

                    (a) the proposed conversion date or continuation date;

                    (b) the aggregate amount of Loans to be converted or continued;

                    (c) the nature of the proposed  conversion or  continuation;
and

                    (d) the duration of the requested Interest Period in the case of LIBOR Loans.

               2.8.3 Interest Period. If upon the expiration of any Interest Period applicable to any LIBOR Loan, Borrower has failed to select a new Interest Period to be applicable to such LIBOR Loan, Borrower shall be deemed to have elected to convert such LIBOR Loan into a Base Rate Loan effective as of the last day of such current Interest Period.

               2.8.4 Unavailability Of LIBOR Loans. Unless the Requisite Lenders shall otherwise consent, during the existence of an Event of Default or Potential Event of Default, Borrower may not elect to have a Loan converted into or continued as a LIBOR Loan.

          2.9 Discretion Of Lenders As To Manner Of Funding. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its LIBOR Loans in any manner it elects, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Lender actually funded and maintained each LIBOR Loan through the purchase of deposits having a maturity corresponding to the maturity of the LIBOR Loan and bearing an interest rate equal to the LIBOR rate (whether or not, in any instance, Lender shall have granted any participations in such Loan). Each Lender may, if it so elects, fulfill any commitment to make LIBOR Loans by causing a foreign branch or affiliate to make or continue such LIBOR Loans; provided, however, that in such event such Loans shall be deemed for the purposes of this Agreement to have been made by such Lender, and the obligation of Borrower to repay such Loans shall nevertheless be to such Lender and shall be deemed held by such Lender, to the extent of such Loans, for the account of such branch or affiliate.

          2.10 Distribution Of Payments. Agent shall immediately distribute to each Lender, at such address as each Lender shall designate, its respective interest in all repayments and prepayments of principal and all payments of interest and all fees, expenses and costs received by Agent on the same day and in the same type of funds as payment was received. In the event Agent does not distribute such payments on the same day received, if such payments are received by Agent by 1:00 p.m., California time, or if received after such time, on the next succeeding Business Day, such payment shall accrue interest at the Federal Funds Rate.

          2.11 Agent's Right To Assume Funds Available For Advances. Unless Agent shall have been notified by any Lender no later than the Business Day prior to the respective Funding Date of a Loan that such Lender does not intend to make available to Agent an Advance in immediately available funds equal to such Lender's Pro Rata Share of the total principal amount of such Loan, Agent may assume that such Lender has made such Advance to Agent on the date of the Loan and Agent may, in reliance upon such assumption, make available to Borrower a corresponding Advance. If Agent has made funds available to Borrower based on such assumption and such Advance is not in fact made to Agent by such Lender, Agent shall be entitled to recover the corresponding amount of such Advance on demand from such Lender. If such Lender does not promptly pay such corresponding amount upon Agent's demand, Agent shall notify Borrower and Borrower shall repay such Advance to Agent. Agent also shall be entitled to recover from such Lender interest on such Advance in respect of each day from the date such Advance was made by Agent to Borrower to the date such corresponding amount is recovered by Agent at the Federal Funds Rate. Nothing in this Section 2.11 shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which Agent or Borrower may have against such Lender as a result of any default by such Lender under this Agreement.

          2.12 Agent's Right To Assume Payments Will Be Made By Borrower. Unless Agent shall have been notified by Borrower prior to the date on which any payment to be made by Borrower hereunder is due that Borrower does not intend to remit such payment, Agent may, in its sole discretion, assume that Borrower has remitted such payment when so due and Agent may, in its sole discretion and in reliance upon such assumption, make available to each Lender on such payment date an amount equal to such Lender's Pro Rata Share of such assumed payment. If Borrower has not in fact remitted such payment to Agent, each Lender shall forthwith on demand repay to Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each date from and including the date such amount was made available by Agent to such Lender to the date such amount is repaid to Agent at the Federal Funds Rate.

          2.13 Capital Requirements. If any Lender determines that compliance with any law or regulation or with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) adopted after the date of this Agreement has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Commitment or its making or maintaining its Pro Rata Share of the Loans below the rate which such Lender or such other corporation could have achieved but for such compliance (taking into account the policies of such Lender or corporation with regard to capital), then Borrower shall, from time to time, upon written demand by such Lender (with a copy of such demand to Agent), immediately pay to such Lender (a) such additional amounts as shall be sufficient to compensate such Lender or other corporation for such reduction resulting from Loans or (b) in the case where such reduction results from compliance with any such law, regulation, guideline or request affecting only the Commitments and not the Loans, such additional amounts as shall be sufficient to compensate such Lender or other corporation for such reduction based on Borrower's usage of the Commitments. A certificate submitted by such Lender to Borrower, stating that the amounts set forth as payable to such Lender are true and correct, shall be conclusive and binding for all purposes, absent manifest error. Each Lender agrees promptly to notify Borrower and Agent of any circumstances that would cause Borrower to pay additional amounts pursuant to this section, provided that the failure to give such notice shall not affect Borrower's obligation to pay any such additional amounts.

          2.14 Taxes.

               2.14.1 No Deductions. Subject to Section 2.14.7, any and all payments by Borrower to each Lender or Agent under this Agreement shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

               2.14.2 Miscellaneous Taxes. In addition, Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents (hereinafter referred to as "Other Taxes").

               2.14.3 Indemnity. Subject to Section 2.14.7, Borrower shall indemnify and hold harmless each Lender and Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.14) paid by such Lender or Agent in relation to any payments made by or Obligations of Borrower and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within thirty (30) days from the date any Lender or Agent makes written demand therefor.

               2.14.4 Required Deductions. If Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or Agent, then, subject to Section 2.14.7:

                    (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14) such Lender or Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made;

                    (b) Borrower shall make such deductions; and

                    (c) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

               2.14.5 Evidence of Payment. Within thirty (30) days after the date of any payment by Borrower of Taxes or Other Taxes, Borrower shall furnish to Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to Agent.

               2.14.6 Foreign Persons. Each Lender which is a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) shall:

                    (a) No later than the date upon which such Lender becomes a party hereto deliver to Borrower through Agent two (2) accurate and complete signed originals of IRS Form W-8ECI or any successor thereto ("Form W-8ECI"), or two accurate and complete signed originals of IRS Form W-8BEN or any successor thereto ("Form W-8BEN"), as appropriate, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

                    (b) If at any time such Lender makes any changes necessitating a new Form W-8ECI or Form W-8BEN, with reasonable promptness deliver to Borrower through Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form W-8ECI; or two accurate and complete signed originals of Form W-8BEN, as appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

                    (c) Before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in (b) above) requiring a change in or renewal of the most recent Form W-8ECI or Form W-8BEN previously delivered by such Lender, deliver to Borrower through Agent two accurate and complete original signed copies of Form W-8ECI or Form W-8BEN in replacement for the forms previously delivered by the Lender; and

                    (d) Promptly upon Borrower's or Agent's reasonable request to that effect, deliver to Borrower or Agent (as the case may be) such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.

               2.14.7 Income Taxes. Borrower will not be required to pay any additional amounts in respect of United States Federal income tax pursuant to
Section 2.14.4 to Lender for the account of any Lending Office of such Lender:

                    (a) If the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with its obligations under Section 2.14.6 in respect of such Lending Office;

                    (b) If such Lender shall have delivered to Borrower a Form W-8ECI in respect of such Lending Office pursuant to Section 2.14.6 and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by Borrower hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8ECI; or

                    (c) If such Lender shall have delivered to Borrower a Form W-8BEN in respect of such Lending Office pursuant to Section 2.14.6, and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by Borrower hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form W-8BEN.

               2.14.8 Reimbursement Of Costs. If, at any time, Borrower requests any Lender to deliver any forms or other documentation pursuant to Section 2.14.6(d), then Borrower shall, on demand of such Lender through Agent, reimburse such Lender for any costs and expenses (including reasonable attorney fees) reasonably incurred by such Lender in the preparation or delivery of such forms or other documentation.

               2.14.9 Jurisdiction. If Borrower is required to pay additional amounts to any Lender or Agent pursuant to Section 2.14.4, then such Lender shall use its reasonable good faith efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by Borrower which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

          2.15 Illegality.

               2.15.1 LIBOR Loans. If any Lender shall determine that the introduction of any Requirement of Law, or any change in any Requirement of Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Lender or its Lending Office to make LIBOR Loans, then, on notice thereof by Lender to Borrower, the obligation of such Lender to make LIBOR Loans shall be suspended until such Lender shall have notified Borrower that the circumstances giving rise to such determination no longer exists.

               2.15.2 Prepayment. If a Lender shall determine that it is unlawful to maintain any LIBOR Loan, Borrower shall prepay in full all LIBOR Loans of such Lender then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof if such Lender may lawfully continue to maintain such LIBOR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBOR Loans, together with any amounts required to be paid in connection therewith pursuant to Section 2.18.

               2.15.3 Base Rate Borrowing. If Borrower is required to prepay any LIBOR Loan immediately as provided in Section 2.15.2, then concurrently with such prepayment, Borrower may borrow, in the amount of such prepayment, a Base Rate Loan.

          2.16 Increased Costs. If any Lender shall determine that, due to either (a) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the LIBOR) in or in the interpretation of any Requirement of Law or (b) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Loans, then Borrower shall be liable for, and shall from time to time, upon demand therefor by such Lender, pay to such Lender such additional amounts as are sufficient to compensate such Lender for such increased costs.

          2.17 Inability To Determine Rates. If any Lender shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the LIBOR for any requested Interest Period with respect to a proposed LIBOR Loan or that the LIBOR applicable for any requested Interest Period with respect to a proposed LIBOR Loan does not adequately and fairly reflect the cost to Lenders of funding such Loan, Agent will forthwith give notice of such determination to Borrower and each Lender. Thereafter, the obligation of Lenders to make or maintain LIBOR Loans, as the case may be, hereunder shall be suspended until Agent, upon instruction from Requisite Lenders, revokes such notice in writing. Upon receipt of such notice, Borrower may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted. If Borrower does not revoke such notice, Lenders shall make, convert or continue the Loans, as proposed by Borrower, in the amount specified in the applicable notice submitted by Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Loans, as the case may be.

          2.18 Prepayment Penalties.

               2.18.1 Prepayment of LIBOR Loans. Borrower agrees that in the event that Borrower prepays or is required to prepay any LIBOR Loan by acceleration or otherwise or fails to draw down or convert to a LIBOR Loan after giving notice thereof, it shall reimburse each Lender for its funding losses due to such prepayment or failure to draw. Borrower and Lenders hereby agree that such funding losses shall consist of the sum of the discounted monthly differences for each month during the applicable or requested Interest Period, calculated as follows for each such month:

                    (a) Principal amount of such LIBOR Loan times (number of days between the date of prepayment or failure to draw and the last day in the applicable Interest Period divided by 360), times the applicable Interest Differential, plus

                    (b) All actual out-of-pocket expenses (other than those taken into account in the calculation of the Interest Differential) incurred by Lenders and Agent (excluding allocation of any expense internal to Lenders and Agent) and reasonably attributable to such payment, prepayment or failure to draw down or convert as described above; provided that no prepayment fee shall be payable (and no credit or rebate shall be required) if the product of the foregoing formula is not a positive number.

               2.18.2 Prepayment of Cost of Funds Rate Loans. Borrower agrees that in the event that Borrower prepays or is required to prepay in whole or in part any Cost of Funds Rate Loans, by acceleration or otherwise, it shall reimburse each Lender in an amount equal to the Prepayment Premium applicable to such Loans, according to such Lender's Pro Rata Share of the Cost of Funds Rate Loans being prepaid, excluding any portion attributable to profit.

SECTION 3. CONDITIONS PRECEDENT TO THE MAKING OF LOANS.

     3.1 Conditions to First Advance. Unless waived in writing by Requisite Lenders, the obligation of any Lender to make the first Advance is subject to the satisfaction of the following conditions precedent:

          3.1.1 Partnership, Company And Corporate Documents. Agent shall have received, in form and substance satisfactory to Lenders and their respective counsel, the following:

               (a) A certified copy of the records of all actions taken by each Loan Party, including all resolutions of Borrower and resolutions of FSI and each other corporate Loan Party, authorizing or relating to the execution, delivery and performance of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby;

               (b) A certificate of a Responsible Officer of each Loan Party, stating that (A) the articles or certificate of incorporation, as the case may be, bylaws and any other formation documents of each Loan Party attached to such certificate are true and accurate, remain in full force and effect and have not been amended since the date thereof and (B) each Loan Party is in good standing under the laws of the state of its formation and each other jurisdiction where its ownership of Property and assets or conduct of business require such qualification;

               (c) Certificates of incumbency and signature with respect to the authorized representatives of each Loan Party executing this Agreement and the other Loan Documents and requesting Loans; and

               (d) Such other documents relating to each Loan Party as Lenders may reasonably request.

          3.1.2 Notes. Agent shall have received Notes, in form and substance satisfactory to Lenders, and duly executed and delivered by Borrower.

          3.1.3 Termination of Existing Note Agreement; Repayment of Existing Notes. Borrower shall, concurrently with the initial Advance, terminate the Existing Note Agreement and repay the Existing Notes and all other obligations outstanding thereunder, and Agent shall have received from Borrower evidence of such termination and repayment, satisfactory to Agent in its sole and absolute discretion.

          3.1.4 Opinion Of Company Counsel. Agent shall have received an originally executed Opinion of Counsel, in form and substance satisfactory to Agent and Lenders, dated as of the initial Funding Date and addressed to Agent and Lenders, together with copies of any officer's certificate or legal opinion of other counsel or law firm specifically identified and expressly relied upon by such counsel.

          3.1.5   Subordination   Agreement.   Agent  shall  have  received  the
Subordination Agreement in form and substance satisfactory to Lenders, duly executed and delivered by each Subordinated Lender and Borrower.

          3.1.6 Bringdown Certificate. A certificate, dated as of the initial Funding Date, of (a) a Responsible Officer of FSI, in its capacity as the sole general partner of Borrower, and (b) a Responsible Officer of FSI in its individual capacity and of each of the other Loan Parties, each to the effect that (i) the representations and warranties of Borrower contained in Section 4 of this Agreement and of each Loan Party in each of the other Loan Documents are true, accurate and complete in all material respects as of the initial Funding Date as though made on such date and (ii) no Event of Default or Potential Event of Default under this Agreement has occurred.

          3.1.7 Material Adverse Effect. No event that has resulted or could result in a Material Adverse Effect shall have occurred since September 30, 2001, as determined by Agent in its sole discretion.

          3.1.8 Security Documents. Agent shall have received the Security Agreement in form and substance satisfactory to Agent and duly executed and delivered by Borrower; there shall have been filed in all applicable jurisdictions Uniform Commercial Code financing statements naming Borrower as "debtor" and the Agent as "secured party" (which financing statements shall be in form and substance acceptable to Agent) to perfect the security interest of Agent in the Collateral; Borrower shall have assigned to Agent any UCC filings made by Borrower, any Special Purpose Entity, or any Owner Trustee against any lessee with respect to any item of Collateral described in the Security Agreement; there shall have been delivered to Agent or executed, filed and/or recorded in all applicable jurisdictions such other instruments or documents as Agent deems necessary or advisable to perfect its security interest in any Collateral other than Trailers, Aircraft, Aircraft engines, Railcars, and marine vessels; and Agent shall have received such Lien and judgment searches, opinions, releases, termination statements, and other documents and instruments as Agent shall reasonably request to confirm that Agent shall have a first priority perfected security interest in any Collateral other than Trailers, Aircraft, Aircraft engines, Railcars, and marine vessels, subject to no other Liens other than Permitted Liens.

          3.1.9 Payment of Fees. Agent shall have received evidence of payment by Borrower of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the initial Funding Date, together with all reasonable attorney's fees.

          3.1.10 First Amendment to Warehousing Credit Agreement. Agent shall have received the First Amendment to Warehousing Credit Agreement, duly executed and delivered by each party thereto and the same shall have become effective.

          3.1.11 Second Amendment to Limited Partnership Agreement. Agent shall have received the Second Amendment to Limited Partnership Agreement in form and substance reasonably satisfactory to Agent, duly executed and delivered and the same shall have become effective.

          3.1.12 Due Diligence. Agent shall have completed, at Borrower's expense, an audit of Borrower's Equipment, Leases, accounts receivables, accounts payables, assets, records, financial condition and corporate and financial documents, with results satisfactory to Agent in its sole and absolute discretion.

          3.1.13  Other   Documents.   Agent  shall  have  received  such  other
documents, information and items from Borrower as reasonably requested by Agent.

     3.2 Conditions to Each Advance. Unless waived in writing by Requisite Lenders, the obligation of any Lender to make any Advance (including the initial Advance) is subject to the satisfaction of the following further conditions precedent:

          3.2.1 Notice Of Borrowing; Certificates. At least five (5) Business Days before each Loan hereunder, Agent shall have received (a) a Notice of Borrowing, (b) an Asset Coverage Ratio Compliance Certificate and, (c) an Equipment Schedule, each with appropriate insertions satisfactory to Agent in its sole and absolute discretion and certified and executed by a Responsible Officer of Borrower.

          3.2.2 No Event Of Default. No event shall have occurred and be continuing or would result from the making of any Loan on such Funding Date which constitutes an Event of Default or Potential Event of Default under this Agreement.

          3.2.3 Officer's Certificate. Agent shall have received a certificate, dated as of the Funding Date, of a Responsible Officer of FSI, in its capacity as the sole general partner of Borrower and in its individual capacity and of each other Loan Party, certifying to the effect that (i) all representations and warranties of each Loan Party contained in the Loan Documents are true, accurate and complete in all material respects with the same effect as though such representations and warranties had been made on and as of such Funding Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case they shall be true, accurate and complete in all material respects as of such earlier date) and (ii) no Event of Default or Potential Event of Default under this Agreement has occurred.

          3.2.4 Insurance. The insurance required to be maintained by Borrower pursuant to the Loan Documents shall be in full force and effect.

          3.2.5  Other  Instruments.   Agent  shall  have  received  such  other
instruments and documents as it may have reasonably requested from Borrower in connection with the Loans to be made on such date.

     3.3 Conditions to Second Advance. Unless waived in writing by Requisite Lenders, the obligation of any Lender to make the second Advance is subject to the satisfaction of the following further conditions precedent:

          3.3.1 Partnership, Company And Corporate Documents. Agent shall have received, in form and substance satisfactory to Lenders and their respective counsel, the following:

               (a) A certified copy of the records of all actions taken by Borrower and Aircraft Owner Trustee, including all resolutions of Borrower and resolutions of Aircraft Owner Trustee, authorizing or relating to the execution, delivery and performance of the Loan Documents being delivered on the Funding Date of the second Advance and the consummation of the transactions contemplated thereby;

               (b) A certificate of a Responsible Officer of Borrower and Aircraft Owner Trustee, stating that (A) the articles or certificate of incorporation, as the case may be, bylaws and any other formation documents of each such Loan Party have not been amended since the date thereof and (B) each such Loan Party is in good standing under the laws of the state of its formation and each other jurisdiction where its ownership of Property and assets or conduct of business require such qualification;

               (c)  Certificates of incumbency and signature with respect to the
authorized   representatives  of  each  such  Loan  Party  executing  such  Loan
Documents; and

               (d) Such other documents relating to each such Loan Party as Lenders may reasonably request.

          3.3.2 Opinion Of Company Counsel. Agent shall have received an originally executed legal opinion of Borrower's counsel, in form and substance satisfactory to Agent and Lenders, regarding the execution, delivery and performance of the Loan Documents being delivered on the Funding Date of the second Advance and the consummation of the transactions contemplated thereby, dated as of the Funding Date of the second Advance and addressed to Agent and Lenders, together with copies of any officer's certificate or legal opinion of other counsel or law firm specifically identified and expressly relied upon by such counsel.

          3.3.3 Opinion Of FAA Counsel. Agent shall have received an originally executed Opinion of FAA Counsel, in form and substance satisfactory to Agent and Lenders, dated as of the Funding Date of the second Advance and addressed to Agent and Lenders, together with copies of any officer's certificate or legal opinion of other counsel or law firm specifically identified and expressly relied upon by such counsel.

          3.3.4 Security Documents. Agent shall have received the Pledge and Security Agreement and the Aircraft Security Agreement, each in form and substance satisfactory to Agent and duly executed and delivered by Borrower and the Aircraft Owner Trustee, as applicable; there shall have been filed in all applicable jurisdictions (a) Uniform Commercial Code financing statements naming Borrower and the Aircraft Owner Trustee as "debtor" and the Agent as "secured party" (which financing statements shall be in form and substance acceptable to Agent) to perfect the security interest of Agent in the Aircraft Collateral and in Borrower's beneficial interest in the Aircraft Owner Trust, and (b) all documents and supplements required to be filed by the terms of the Aircraft Security Agreement; Borrower shall have assigned, and caused Aircraft Owner Trustee to assign, to Agent, any UCC or FAA filings made by Borrower or Aircraft Owner Trustee against Aircraft Lessee with respect to the Aircraft Collateral or Borrower's beneficial interest in the Aircraft Owner Trust; there shall have been delivered to Agent or executed, filed and/or recorded in all applicable jurisdictions such other instruments or documents as Agent deems necessary or advisable to perfect its security interest in the Aircraft Collateral and in Borrower's beneficial interest in the Aircraft Owner Trust; and Agent shall have received such Lien and judgment searches, opinions, releases, termination statements, and other documents and instruments as Agent shall reasonably request to confirm that Agent shall have a first priority perfected security interest in the Aircraft Collateral and in Borrower's beneficial interest in the Aircraft Owner Trust, subject to no other Liens other than Permitted Liens.

          3.3.5 Consent and Agreement. Agent shall have received the Consent and Agreement, in form and substance satisfactory to Agent and duly executed by each of Borrower, Aircraft Owner Trustee, Aircraft Lessee and American, in favor of Agent on behalf of Lenders.

          3.3.6 Collateral Documents. Agent shall have received (i) an executed copy of the Aircraft Owner Trust Agreement, (ii) the chattel paper original of the Aircraft Lease Agreement, and (iii) an executed copy of each of the following: (a) American Guaranty, dated April 9, 2001, executed by American in favor of the Aircraft Owner Trustee and Borrower, (b) Assignment, Assumption and Amendment Agreement, dated as of April 9, 2001, between Aircraft Lessee, American, Aircraft Owner Trustee, Borrower, and Trans World Airlines, Inc., (c) the Assumption and Lease Agreement, dated as of February 27, 2001, between the Aircraft Owner Trustee, Borrower, and American, (d) Lessee Assignment and Assumption Agreement, dated as of April 9, 2001, between American and Aircraft Lessee, (e) Amendment to Lease Agreement, dated as of April 9, 2001, between Trans World Airlines, Inc. and the Aircraft Owner Trustee, and (f) Amendment to Assumption and Lease Agreement, dated as of November 13, 2001 among Aircraft Lessee, American, Aircraft Owner Trustee and Borrower (collectively, the "Aircraft Lease Documents"), and any other related document or agreement, together with any and all amendments thereto, in each case certified by a Responsible Officer of Borrower and the Aircraft Owner Trustee to be true and complete copy thereof.

     3.4 Further Conditions To All Loans. Notwithstanding anything to the contrary contained in this Agreement, unless waived in writing by Requisite Lenders, no Lender shall have any obligation hereunder to make any Advance if any of the following events shall occur:

          3.4.1 General Partner; Manager. (a) FSI shall have ceased to be the sole general partner of Borrower, whether due to the voluntary or involuntary withdrawal, substitution, removal or transfer of FSI from or of all or any portion of FSI's general partnership interest or capital contribution in Borrower or shall have ceased to maintain at least a five percent (5%) ownership interest in the net distributions of Borrower or (b) IMI or an Affiliate of IMI shall have ceased to be the Equipment Manager of Borrower.

          3.4.2 Removal Of General Partner . Twenty five percent (25.0%) or more of the limited partners (measured by such partners' percentage interest) of Borrower shall at any time vote to remove FSI as the general partner of Borrower, regardless of whether FSI is actually removed.

     3.5 Satisfaction of Closing Conditions. Anything contained herein to the contrary notwithstanding, the obligation of the Lenders to make Loans hereunder shall not become effective unless each of the conditions set forth in Sections 3.1, 3.2 and 3.4 is satisfied (or waived pursuant to Section 11.6) at or prior to 5:00 p.m., San Francisco time, on January 31, 2002 (and in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

SECTION 4. BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower hereby warrants and represents to Agent and each Lender as follows, and agrees that each of said warranties and representations shall be true and correct as of the Closing Date and each Funding Date:

     4.1 Existence And Power. Borrower is a limited partnership, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified and licensed as a partnership, and authorized to do business in each jurisdiction within the United States where its ownership of Property and assets or conduct of business requires such qualification. Each of Borrower, FSI and each other Loan Party has the power and authority, rights and franchises to own its Property and assets and to carry on its businesses as now conducted. Each of Borrower, FSI and each other Loan Party has the power and authority to execute and deliver the Loan Documents (to the extent each is a party thereto) and all other instruments and documents contemplated hereby or thereby.

     4.2 Loan Documents And Notes Authorized; Binding Obligations. The execution, delivery and performance of this Agreement and each of the other Loan Documents and delivery and payment of the Notes have been duly authorized by all necessary and proper action on the part of Borrower. The execution, delivery and performance of this Agreement and each of the other Loan Documents to which any other Loan Party is a party have been duly authorized by all necessary and proper corporate action on the part of such other Loan Party. The Loan Documents constitute legally valid and binding obligations of Borrower and the other Loan Parties as the case may be, enforceable against Borrower and each other Loan Party to the extent it is a party thereto, in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

     4.3 No Conflict; Legal Compliance. The execution, delivery and performance of this Agreement and each of the other Loan Documents, the execution, delivery and payment of the Notes, the incurrence of Indebtedness hereunder, and the granting of the Liens in the Collateral by Borrower or any other Loan Party will not: (a) (i) contravene any provision of Borrower's Limited Partnership Agreement, or other formation or organization document; or (ii) contravene any provision of any other Loan Party's certificate of incorporation or bylaws or other formation or organization document, as applicable; (b) contravene, conflict with or violate any applicable law or regulation, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority, which contravention, conflict or violation, in the aggregate, may have a Material Adverse Effect; or (c) violate or result in the breach of, or constitute a default under any indenture or other loan or credit agreement, or other agreement or instrument which are, in the aggregate, material and to which Borrower or any other Loan Party is a party or by which Borrower or any other Loan Party's Property and assets may be bound or affected. Neither Borrower nor any other Loan Party is in violation or breach of or default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any contract, agreement, lease, license, indenture or other instrument to which any one of them is a party, the non-compliance with, the violation or breach of or the default under which would, with reasonable likelihood, have a Material Adverse Effect.

     4.4 Financial Condition. Borrower's audited consolidated financial statements as of June 30, 2001 and unaudited consolidated financial statements as of September 30, 2001, copies of which heretofore have been delivered to Agent by Borrower, and all other financial statements and other data submitted in writing by Borrower to Agent or any Lender in connection with the request for credit granted by this Agreement, are true, accurate and complete in all material respects, and said financial statements and other data fairly present the consolidated financial condition of Borrower, as of the date thereof, and have been prepared in accordance with GAAP, subject to fiscal year-end audit adjustments. There has been no material adverse change in the business, properties or assets, operations, prospects, profitability or financial or other condition of Borrower since September 30, 2001.

     4.5 Executive Offices. The current location of Borrower's and FSI's chief executive offices and principal places of business is set forth on Schedule 4.5.

     4.6 Litigation. Except as disclosed on Schedule 4.6, there are no claims, actions, suits, proceedings or other litigation pending or, to the best of Borrower's knowledge, after due inquiry, threatened against Borrower, FSI or any of FSI's Subsidiaries, at law or in equity before any Governmental Authority or, to the best of Borrower's knowledge, after due inquiry, any investigation by any Governmental Authority of Borrower's or FSI's or any of FSI's Subsidiaries' affairs, Properties or assets which would, with reasonable likelihood, if adversely determined, have a Material Adverse Effect. Other than any liability incident to the litigation or proceedings disclosed on Schedule 4.6, Borrower does not have any Contingent Obligations which are not provided for or disclosed in the financial statements delivered to Agent pursuant to Sections 4.4 and 5.1. There are no appeals to the Settlement Order currently filed or pending with any Governmental Authority.

     4.7 Material Contracts. Schedule 4.7 lists all currently effective loan agreements and other contracts and agreements (whether written or oral) to which Borrower is a party (other than Leases) and which (i) could involve the payment by Borrower after the date of this Agreement of more than $250,000 in the aggregate or (ii) otherwise materially affect the business, operations or financial condition of Borrower (the "Material Contracts"). Except as disclosed on Schedule 4.7, there are no material defaults under any such Material Contract by Borrower, to the best of Borrower's knowledge, by any other party to any such Material Contract. Borrower has delivered to Agent true and correct copies of all such contracts or agreements (or, with respect to oral contracts or agreements, written descriptions of the material terms thereof).

     4.8 Consents And Approvals. No approval, authorization or consent of any trustee or holder of any indebtedness or obligation of Borrower or of any other Person under any such material agreement, contract, lease or license or similar document or instrument to which Borrower is a party or by which Borrower is bound, is required to be obtained by Borrower in order to make or consummate the transactions contemplated under the Loan Documents. Except as set forth in
Schedule 4.8, all consents and approvals of, filings and registrations with, and other actions in respect of, all Governmental Authorities required to be obtained by Borrower or any other Loan Party in order to make or consummate the transactions contemplated under the Loan Documents have been, or prior to the time when required will have been, obtained, given, filed or taken and are or will be in full force and effect.

     4.9 Other Agreements. Neither Borrower nor any other Loan Party is a party to or is bound by any agreement, contract, lease, license or instrument, or is subject to any restriction under its respective charter or formation documents, which has, or is likely in the foreseeable future to have, a Material Adverse Effect. Neither Borrower nor FSI has entered into, and does not contemplate entering into, any material agreement or contract with any Affiliate of Borrower or FSI on terms that are less favorable to Borrower or FSI than those that might be obtained at the time from Persons who are not such Affiliates.

     4.10 Employment And Labor Agreements. There are no collective bargaining agreements or other labor agreements covering any employees of Borrower, FSI or any of FSI's Subsidiaries.

     4.11 ERISA. Borrower does not have any Employee Benefit Plan subject to ERISA. All Pension Plans of FSI and any of FSI's Subsidiaries that are intended to be qualified under Section 401(a) of the Code have been determined by the IRS to be qualified or FSI or any of FSI's Subsidiaries will obtain such determination prior to instituting such a Pension Plan. All Pension Plans existing as of the date hereof continue to be so qualified. No "reportable event" (as defined in Section 4043 of ERISA) has occurred and is continuing with respect to any Pension Plan for which the thirty-day notice requirement may not be waived other than those of which the appropriate Governmental Authority has been notified. All Employee Benefit Plans of FSI or any of FSI's Subsidiaries have been operated in all material respects in accordance with their terms and applicable law, including ERISA, and no "prohibited transaction" (as defined in ERISA and the Code) that would result in any material liability to FSI or any of FSI's Subsidiaries has occurred with respect to any such Employee Benefit Plan.

     4.12 Labor Matters. There are no strikes or other labor disputes against Borrower, FSI or any of FSI's Subsidiaries, or to the best of Borrower's knowledge, after due inquiry, threatened against Borrower, FSI or any of FSI's Subsidiaries, which would, with reasonable likelihood, have a Material Adverse Effect. All payments due from Borrower or FSI, on account of employee health and welfare insurance which would, with reasonable likelihood, have a Material Adverse Effect if not paid have been paid or, if not due, accrued as a liability on the books of Borrower or FSI.

     4.13 Margin Regulations. Borrower does not own any "margin security", as that term is defined in Regulation U of the Federal Reserve Board, and the proceeds of the Loans under this Agreement will be used only for the purposes set forth in Section 2.1.3. None of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans under this Agreement to be considered a "purpose credit" within the meaning of Regulations T, U and X. Borrower will not take or permit FSI or any agent acting on its behalf to take any action which might cause this Agreement or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

     4.14 Taxes. All federal, state, local and foreign tax returns, reports and statements required to be filed by Borrower and FSI have been filed with the appropriate Governmental Authorities where failure to file would, with reasonable likelihood, have a Material Adverse Effect, and all material Charges and other impositions shown thereon to be due and payable by Borrower, FSI or such Subsidiary, have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid, or Borrower, FSI or such Subsidiary is contesting its liability therefor in good faith and has fully reserved all such amounts according to GAAP in the financial statements provided to Agent pursuant to Section 5.1. Borrower, FSI and, to the best of Borrower's knowledge, after due inquiry, each of FSI's Subsidiaries has paid when due and payable all material Charges upon the books of Borrower, FSI or such Subsidiary and no Government Authority has asserted any Lien against Borrower, FSI or any of FSI's Subsidiaries with respect to unpaid Charges. Proper and accurate amounts have been withheld by Borrower, FSI and, to the best of Borrower's knowledge, after due inquiry, by each of FSI's Subsidiaries from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities.

     4.15 Environmental Quality.

          (a) Except as specifically disclosed in Schedule 4.15, the on-going operations of Borrower, FSI and each of FSI's Subsidiaries, comply in all material respects with all Environmental Laws, except such non-compliance which would not (if enforced in accordance with applicable law) result in liability in excess of $250,000 in the aggregate.

          (b) Except as specifically disclosed in Schedule 4.15, Borrower, FSI and each of FSI's Subsidiaries has obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for its ordinary course operations, all such Environmental Permits are in good standing, and Borrower, FSI and each of FSI's Subsidiaries is in compliance with all material terms and conditions of such Environmental Permits.

          (c)  Except  as  specifically  disclosed  in  Schedule  4.15,  neither
Borrower nor FSI nor any of FSI's Subsidiaries or any of their respective present Property or operations is subject to any outstanding written order from or agreement with any Governmental Authority nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material.

          (d) Except as specifically disclosed in Schedule 4.15, there are no Hazardous Materials or other conditions or circumstances existing with respect to any Property, or arising from operations prior to the Closing Date, of Borrower, FSI or any of FSI's Subsidiaries that would reasonably be expected to give rise to Environmental Claims with a potential liability of Borrower, FSI or any of FSI's Subsidiaries in excess of $250,000 in the aggregate for any such condition, circumstance or Property.

     4.16 Trademarks, Patents, Copyrights, Franchises And Licenses. Borrower and FSI, and to the best of Borrower's knowledge, after due inquiry, each of FSI's Subsidiaries possess and owns all necessary trademarks, trade names, copyrights, patents, patent rights, franchises and licenses which are material to the conduct of their business as now operated.

     4.17 Full Disclosure. As of the Closing Date, no information contained in this Agreement, the other Loan Documents or any other documents or written materials furnished by or on behalf of Borrower or FSI to Agent or any Lender pursuant to the terms of this Agreement or any of the other Loan Documents contains any untrue or inaccurate statement of a material fact or omits to state a material fact necessary to make the statement contained herein or therein not misleading in light of the circumstances under which made.

     4.18 Other Regulations. Neither Borrower nor FSI is: (a) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act or (b) an "investment company," or an "affiliated person" of, or a "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. The making of the Loans hereunder and the application of the proceeds and repayment thereof by Borrower and the performance of the transactions contemplated by this Agreement and the other Loan Documents will not violate any provision of the Investment Company Act or the Public Utility Holding Company Act, or any rule, regulation or order issued by the SEC thereunder.

     4.19 Solvency. Each of Borrower and FSI is Solvent.

     4.20 Survival Of Representations And Warranties. So long as any of the Commitments shall be available and until payment and performance in full of the Obligations, the representations and warranties contained herein shall have a continuing effect as having been true when made.

SECTION 5. BORROWER'S AFFIRMATIVE COVENANTS.

     Borrower covenants and agrees that, so long as any of the Commitments shall be available and until full, complete and indefeasible payment and performance of the Obligations, unless Requisite Lenders shall otherwise consent in writing, Borrower shall do or cause to have done all of the following:

     5.1 Records And Reports. Maintain, and cause FSI and each of FSI's Subsidiaries to maintain, a system of accounting administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP, and deliver to Agent or cause to be delivered to Agent:

          5.1.1 Quarterly Statements. Within forty-five (45) days after the end of each quarterly accounting period of Borrower and PLMI, except with respect to the final fiscal quarter of each fiscal year, consolidated balance sheets of PLMI and Borrower as at the end of such period and the related consolidated statements of income, stockholders' or partners' equity and cash flows of Borrower and PLMI for such quarterly accounting period, setting forth in each case in comparative form the consolidated figures for the corresponding periods of the previous year, all in reasonable detail and certified by a Responsible Officer of Borrower and PLMI that they (i) are complete and fairly present the financial condition of Borrower and PLMI as at the dates indicated and the results of their operations and changes in their cash flow for the periods indicated, (ii) disclose all liabilities of Borrower and PLMI that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent and (iii) have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end adjustment;

          5.1.2 Annual Statements. Within ninety (90) days after the end of each fiscal year of each of Borrower and PLMI, consolidated balance sheets of PLMI and a consolidated balance sheet of Borrower as at the end of such year and the related consolidated statements of income, stockholders' or partners' equity and cash flows of Borrower, if applicable, and PLMI for such fiscal year, setting forth in each case, in comparative form the consolidated figures for the previous year, all in reasonable detail and (i) in the case of such consolidated financial statements, accompanied by a report thereon of an independent public accountant of recognized national standing selected by Borrower and PLMI and satisfactory to Agent, which report shall contain an opinion which is not qualified in any manner or which otherwise is satisfactory to Requisite Lenders, in their sole discretion, and (ii) in the case of such consolidating financial statements, certified by a Responsible Officer of PLMI;

          5.1.3 Equipment Schedule. Within twenty (20) days after the end of each calendar month, an Equipment Schedule dated as of the last day of such month, duly executed by FSI as the sole general partner of Borrower;

          5.1.4 Asset Coverage Ratio Compliance Certificate. Within twenty (20) days after the end of each calendar month, an Asset Coverage Ratio Compliance Certificate dated as of the last day of such month, duly executed by FSI as the sole general partner of Borrower;

          5.1.5 Compliance Certificate. Within forty-five (45) days after the end of each fiscal quarter of Borrower, except with respect to the final fiscal quarter of each fiscal year, in which case within ninety (90) days after the end of such fiscal quarter, a Compliance Certificate dated as of the last day of such fiscal quarter, and executed by a Responsible Officer of Borrower, with appropriate insertions;

          5.1.6 Reports. At Agent's request, promptly upon receipt thereof, copies of all reports submitted to Borrower, FSI or PLMI by independent public accountants in connection with each annual, interim or special audit of the financial statements of Borrower, FSI or PLMI made by such accountants;

          5.1.7 Insurance Reports. (i) On the date six months after the Closing Date and thereafter upon Agent's reasonable request, which request will not be made more than once during any calendar year (unless an Event of Default shall have occurred and be continuing, in which event such limitation shall not apply), a report from Borrower's or Aircraft Owner Trustee's insurance broker, in such detail as Agent may reasonably request, as to the insurance maintained or caused to be maintained by Borrower or the Aircraft Owner Trustee pursuant to this Agreement or any other Loan Document, demonstrating compliance with the requirements hereof and thereof, and (ii) as soon as possible and in no event later than fifteen (15) days prior to the expiration date of any insurance policy of Borrower or the Aircraft Owner Trustee, a written confirmation that such policy is in process of renewal and is not terminated or subject to a notice of non-renewal from Borrower's or the Aircraft Owner Trustee's insurance broker; provided, however, that Borrower shall give or cause the Aircraft Owner Trustee to give Agent prompt written notice if changes affecting risk coverage will be made to such policy or if the policy will be canceled;

          5.1.8 Certificate Of Responsible Officer. Promptly upon any officer of Borrower obtaining knowledge (a) of any condition or event which constitutes an Event of Default or Potential Event of Default under this Agreement, (b) that any Person has given any notice to any Loan Party or taken any other action with respect to a claimed default or event or condition of the type referred to in
Section 8.1.2, (c) of the institution of any litigation or of the receipt of written notice from any Governmental Authority as to the commencement of any formal investigation involving an alleged or asserted liability of any Loan Party of any amount equal to or greater than $500,000 or any adverse judgment in any litigation involving a potential liability of any Loan Party equal to or greater than $500,000, or (d) of a material adverse change in the business, operations, properties, assets or condition (financial or otherwise) of any Loan Party a certificate of a Responsible Officer of Borrower, specifying the notice given or action taken by such Loan Party and the nature of such claimed default, Event of Default, Potential Event of Default, event or condition and what action such Loan Party has taken, is taking and proposes to take with respect thereto;

          5.1.9 Employee Benefit Plans. Promptly upon becoming aware of the occurrence of any (a) Termination Event in connection with any Pension Plan or
(b) "prohibited transaction" (as such term is defined in ERISA and the Code) in connection with any Employee Benefit Plan or any trust created thereunder, a written notice specifying the nature thereof, what action Borrower or any of its ERISA Affiliates has taken, is taking or proposes to take with respect thereto, and, when known, any action taken or threatened by the IRS or the PBGC with respect thereto;

          5.1.10 ERISA Notices. With reasonable promptness, copies of (a) all notices received by Borrower or any of its ERISA Affiliates of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (b) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Borrower or any of its ERISA Affiliates with the IRS with respect to each Pension Plan covering employees of Borrower and its ERISA Affiliates, and (c) all notices received by Borrower or any of its ERISA Affiliates from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA;

          5.1.11 Pension Plans. Promptly upon receipt by Borrower or any of its ERISA Affiliates, any challenge by the IRS to the qualification under Section 401 or 501 of the Code of any Pension Plan;

          5.1.12 SEC Reports. As soon as available and in no event later than five (5) days after the same shall have been filed with the SEC, a copy of each Form 8-K Current Report, Form 10-K Annual Report, Form 10-Q Quarterly Report, Annual Report to Shareholders, Proxy Statement and Registration Statement of Borrower and PLMI;

          5.1.13 Tax Returns. Upon the request of Agent, copies of all federal, state, local and foreign tax returns and reports in respect of income, franchise or other taxes on or measured by income (excluding sales, use or like taxes) filed by or on behalf of Borrower, FSI, and PLMI; and

          5.1.14 Additional Information. Such other information respecting the condition or operations, financial or otherwise, of Borrower, FSI or PLMI and their respective Subsidiaries as Agent or any Lender may from time to time reasonably request, and such information regarding the lessees under Leases as Borrower from time to time receives or Agent or any Lender reasonably requests.

     All financial statements of Borrower, FSI and PLMI to be delivered by Borrower to Agent pursuant to this Section 5.1 will be complete and correct and present fairly the financial condition of Borrower, FSI and PLMI as of the date thereof; will disclose all liabilities of Borrower, FSI and PLMI that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent; and will have been prepared in accordance with GAAP. All tax returns submitted to Agent by Borrower will, to the best of Borrower's knowledge, after due inquiry, be true and correct. Borrower hereby agrees that each time it submits a financial statement or tax return to Agent, it shall be deemed to represent and warrant to Lenders that such financial statement or tax return complies with all of the preceding requirements set forth in this paragraph.

     5.2 Appraisals. Agent shall have the right on an annual basis (and upon a more frequent basis upon reasonable request) to require that, at the expense of Borrower, an appraisal be made by an Approved Appraiser of the Fair Market Value of the Eligible Inventory; provided, however, that Borrower shall not be liable for the costs of more than one such appraisal in any calendar year, unless an Event of Default has occurred and is continuing. Borrower shall make available to any Approved Appraiser who so requests all information regarding the Eligible Inventory reasonably requested by such Approved Appraiser and shall otherwise cooperate fully with Agent and such Approved Appraiser in connection with any such appraisal.

     5.3 Existence; Compliance With Law. Borrower shall preserve and maintain, and shall cause FSI and each of FSI's Subsidiaries to preserve and maintain, their existence and all of their respective licenses, permits, governmental approvals, rights, privileges and franchises necessary or desirable in the normal conduct of their businesses as now conducted or presently proposed to be conducted (including, without limitation, their qualification to do business in each jurisdiction in which such qualification is necessary or desirable in view of its business); conduct, and cause FSI and each of FSI's Subsidiaries and any Owner Trustee to conduct, its business in an orderly and regular manner; and comply, and cause FSI and each of FSI's Subsidiaries, and any Owner Trustee, to comply, with (a) as to Borrower, its Limited Partnership Agreement, and other organizational documents, and as to FSI and each of its Subsidiaries, the provisions of its respective certificate or articles of incorporation, as applicable, and bylaws and (b) the requirements of all applicable laws, rules, regulations or orders of any Governmental Authority and requirements for the maintenance of Borrower's, FSI's or such Subsidiary's insurance, licenses, permits, governmental approvals, rights, privileges and franchises, except, in either case, to the extent that the failure to comply therewith would not, in the aggregate, with reasonable likelihood, have a Material Adverse Effect.

     5.4 Insurance. Borrower shall maintain and keep in force, and cause FSI and each of FSI's Subsidiaries to maintain and keep in force, insurance of the types and in amounts then customarily carried in lines of business similar to that of Borrower, FSI or any of FSI's Subsidiaries as the case may be, including, but not limited to, fire, extended coverage, public liability, property damage, environmental hazard and workers' compensation, in each case carried with financially sound Persons and in amounts satisfactory to Requisite Lenders (subject to commercial reasonableness as to each type of insurance); provided, however, that the types and amounts of insurance shall not provide any less coverage for Borrower than provided as of the Closing Date by the existing blanket policies of insurance for PLMI and its Subsidiaries. All policies of property insurance shall carry endorsements naming Agent as principal loss payee as to any property owned by Borrower and financed by Lenders and all policies of liability insurance shall carry endorsements naming Agent and each Lender as an additional insured, and in each case indicating that (a) any loss thereunder shall be payable to Agent or Lenders, as the case may be, notwithstanding any action, inaction or breach of representation or warranty by Borrower or FSI; (b) there shall be no recourse against any Lender for payment of premiums or other amounts with respect thereto, and (c) at least fifteen (15) days' prior written notice of cancellation, lapse or material change in coverage shall be given to Agent by the insurer.

     5.5 Taxes And Other Liabilities. Promptly pay and discharge, and cause FSI and each of FSI's Subsidiaries to promptly pay and discharge, all material Charges when due and payable, except (a) such as may be paid thereafter without penalty or (b) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. Borrower shall promptly notify Agent of any material challenge, contest or proceeding pending by or against Borrower, FSI or against PLMI or any of its other Subsidiaries before any taxing authority.

     5.6 Inspection Rights; Assistance. At any reasonable time and from time to time during normal business hours, permit Agent or any Lender or any agent, representative or employee thereof, to examine and make copies of and abstracts from the financial records and books of account of Borrower, FSI or any of FSI's Subsidiaries, and other documents in the possession or under the control of Borrower, FSI or any of FSI's Subsidiaries, including relating to any obligation of Borrower arising under or contemplated by this Agreement and to visit the offices of Borrower to discuss the affairs, finances and accounts of Borrower with any of the officers of Borrower, and, upon reasonable notice and during normal business hours (unless an Event of Default or Potential Event of Default shall have occurred and be continuing, in which event no notice is required), to conduct audits of and appraise the Equipment. Such audits and appraisals shall be subject to the lessee's right to quiet enjoyment as set forth in the respective Lease.

     5.7 Maintenance Of Facilities; Modifications; Performance of Leases.

          5.7.1 Maintenance Of Facilities. Borrower shall keep, and cause FSI and each of FSI's Subsidiaries to keep, all of their respective Properties which are useful or necessary to Borrower's, FSI's or such Subsidiary's business, in good repair and condition, normal wear and tear excepted, and from time to time make, and cause each such Subsidiary to make necessary repairs thereto, and renewals and replacements thereof so that Borrower's, FSI's or such Subsidiary's Properties shall be fully and efficiently preserved and maintained.

          5.7.2 Certain Modifications To The Equipment. Subject to Section 5.7.1, Borrower shall promptly make, or cause to be made, all modifications, additions and adjustments to the Eligible Inventory as may from time to time be required by any Governmental Authority having jurisdiction over the operation, safety or use thereof.

          5.7.3 Performance of Leases. Borrower shall timely perform in all material respects each of its covenants and obligations under the Leases to which it is a party.

     5.8 Special Provisions for Aircraft. Without limiting the foregoing provisions of Section 5.4 and 5.7, Borrower shall cause any Aircraft owned by it or in which it has an ownership interest to be maintained and insured as provided in this Section 5.8.

          5.8.1 Maintenance and Servicing of Aircraft. Borrower will at all times cause:

               (a) any Aircraft that is on lease and included as part of Eligible Inventory to be serviced, repaired, maintained, tested and overhauled so as to keep such Aircraft in such operating condition as may be necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times under the Federal Aviation Act or the governmental authority having jurisdiction over such Aircraft;

               (b) all records, logs and other materials required to be maintained by the FAA, or the governmental authority having jurisdiction over any Aircraft, to be maintained in respect of each Aircraft (including any item of Equipment included therein); and

               (c) any Aircraft to comply with all airworthiness directives issued by any governmental authority having jurisdiction over any Aircraft.

          5.8.2 Public Liability and Property Damage Liability Insurance for Aircraft. Borrower will at all times cause third party aircraft liability insurance, passenger legal liability insurance, if applicable, and property damage liability insurance to be carried with respect to any Aircraft.

          5.8.3 Insurance Against Loss or Damage to the Aircraft. Borrower shall at all times cause the following to be maintained with respect to any Aircraft:
(i) all-risk ground and flight aircraft hull insurance covering the airframe and engines of any such Aircraft; (ii) fire, transit and extended coverage with respect to any engines or parts while removed from such Aircraft; and (iii) war risk, hijacking (air piracy) and governmental confiscation and expropriation insurance.

     5.9 Supplemental Disclosure. From time to time as may be necessary (in the event that such information is not otherwise delivered by Borrower to Agent or Lenders pursuant to this Agreement), so long as there are Obligations outstanding hereunder, disclose to Agent in writing any material matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described by Borrower in this Agreement or any of the other Loan Documents (including all Schedules and Exhibits hereto or thereto) or which is necessary to correct any information set forth or described by Borrower hereunder or thereunder or in connection herewith which has been rendered inaccurate thereby.

     5.10 Further Assurances.

          5.10.1 In addition to the obligations and documents which this Agreement expressly requires Borrower to execute, deliver and perform, Borrower shall execute, deliver and perform, and shall cause FSI and FSI's Subsidiaries to execute, deliver and perform, any and all further acts or documents which Agent or Lenders may reasonably require to effectuate the purposes of this Agreement or any of the other Loan Documents.

          5.10.2 Upon any assignment by IMI of its rights and obligations under the Management Agreements to any Affiliate of IMI, Borrower shall cause such Affiliate to become a party to the Subordination Agreement as a Subordinated Lender.

          5.10.3 Without limiting Section 5.10.1, promptly upon request by the Agent or the Requisite Lenders, Borrower shall, and cause FSI and each Owner Trustee and each Special Purpose Entity to, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Agent or such Requisite Lenders, as the case may be, may reasonably require from time to time in order (i) to carry out more effectively, the purposes of this Agreement or any other Loan Document,
(ii) to subject to the Liens created by any of the Security Documents any of the properties, rights or interests covered by any of the Security Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Security Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and the Lenders the rights granted or now or hereafter intended to be granted to the Lenders under any Loan Document or under any other document executed in connection therewith. Upon a Potential Event of Default or an Event of Default, Borrower hereby authorizes Agent, in such jurisdictions where such action is authorized by law, to effect any such recordations, filings or registrations of financing statements and other instruments and documents without the signature of Borrower thereto.

     5.11 Environmental Laws. Borrower shall, and shall cause FSI and each of FSI's Subsidiaries to, conduct its operations and keep and maintain its Property in material compliance with all Environmental Laws.

     5.12 Operating Relationship. Borrower shall maintain all of its primary depositary and operating accounts with Comerica Bank or Comerica Securities, Inc. except for its payroll account. In addition, Borrower (either individually or together with Acquisub and the Equipment Growth Funds) will maintain on deposit with PFF non-interest bearing demand deposit balances of not less than
(i) $650,000 for the period commencing no later than December 31, 2001 through and including December 31, 2002; (ii) 3.25% of the sum of: (x) the total "Commitment" of PFF under the Warehousing Credit Agreement on January 1, 2003 and (y) the total Commitment of PFF under this Facility on January 1, 2003 less the aggregate amount of principal repayments or prepayments made by Borrower during calendar year 2002 on the Loans made by PFF hereunder, for the six-month period commencing on January 1, 2003 through and including June 30, 2003; (iii) 3.25% of the sum of: (x) the total "Commitment" of PFF under the Warehousing Credit Agreement on July 1, 2003 and (y) the unpaid principal balance on July 1, 2003 of the Loans made by PFF hereunder, for the six-month period commencing on July 1, 2003 through and including December 31, 2003; and (iv) 3.25% of the sum of: (x) the total "Commitment" of PFF under the Warehousing Credit Agreement on each January 1 (commencing on January 1, 2004) and (y) the unpaid principal balance on each January 1 (commencing on January 1, 2004) of the Loans made by PFF hereunder, for each calendar year thereafter (commencing on January 1, 2004) through the Termination Date.

     5.13 Lockbox Agreement. Borrower shall continue to deposit all remittances made by any obligor under any Lease to the Lockbox (as defined in the Warehousing Credit Agreement) pursuant to the Lockbox Agreement (as defined in the Warehousing Credit Agreement). In the event of the termination of the Warehousing Credit Agreement prior to the Termination Date, Borrower shall enter into an agreement with Agent on behalf of the Lenders in form and substance similar to the Lockbox Agreement.

SECTION 6. BORROWER'S NEGATIVE COVENANTS.

     So long as any of the Commitments shall be available and until full, complete and indefeasible payment and performance of the Obligations, unless Requisite Lenders shall otherwise consent in writing, Borrower covenants and agrees as follows:

          6.1 Liens; Negative Pledges; And Encumbrances. Borrower shall not create, incur, assume or suffer to exist, nor permit any Special Purpose Entity or Owner Trustee to create, incur, assume or suffer to exist, any Lien of any nature upon or with respect to any of their respective Property, whether now or hereafter owned, leased or acquired, except (collectively, the "Permitted Liens"):

               6.1.1 Liens in favor of Comerica Bank, successor by merger to Imperial Bank, as Agent on behalf of the lenders pursuant to the Warehousing Credit Agreement;

               6.1.2 Liens for Charges if payment shall not at the time be required to be made in accordance with Section 5.5;

               6.1.3 Liens in respect of pledges, obligations or deposits (a) under workers' compensation laws, unemployment insurance and other types of social security or similar legislation, (b) in connection with surety, appeal and similar bonds incidental to the conduct of litigation, (c) in connection with bid, performance or similar bonds and mechanics', laborers' and materialmen's and similar statutory Liens not then delinquent, or (d) incidental to the conduct of the business of Borrower, any Special Purpose Entity, any Owner Trustee, FSI or any of FSI's Subsidiaries and which were not incurred in connection with the borrowing of money or the obtaining of advances or credit; provided that the Liens permitted by this Section 6.1.3 do not in the aggregate materially detract from the value of any assets or property of or materially impair the use thereof in the operation of the business of Borrower, any Owner Trustee, FSI or any of FSI's Subsidiaries; and provided further that the adverse determination of any claim or liability, contingent or otherwise, secured by any of such Liens would not either individually or in the aggregate, with reasonable likelihood, have a Material Adverse Effect;

               6.1.4 Permitted Rights of Others;

               6.1.5 Liens granted in favor of Agent on behalf of Lenders pursuant to the Security Documents;

               6.1.6 Liens incurred by a Special Purpose Entity to secure debt allowed to be incurred by such Special Purpose Entity pursuant to Section 6.3.2;

               6.1.7 In the case of the Aircraft Collateral, Liens permitted by the terms of Sections 6(i), (ii), (iv), (v), (vi), (vii), (viii) and (x) of the Aircraft Lease Agreement as such terms are in effect on the Closing Date;

               6.1.8 In the case of any item of  Equipment  other than  Aircraft
Collateral: (a) any Liens for current taxes, assessments and other governmental charges not yet due and payable or being contested in good faith by Borrower, any Special Purpose Entity or any Owner Trustee (or by a lessee) by appropriate proceedings and for which adequate reserves have been established by Borrower as reflected in Borrower's financial statements (or by the lessee as reflected in such lessee's financial statements); (b) any mechanic's, materialman's carrier's, warehousemen's or similar Liens for sums not yet due or being contested in good faith by Borrower, any Special Purpose Entity or any Owner Trustee (or by a lessee) by appropriate proceedings and for which adequate reserves have been established by Borrower as reflected in Borrower's financial statements (or by the lessee as reflected in such lessee's financial statements); (c) the rights of a lessee or sublessee to utilize the Equipment pursuant to the terms of a Lease; and (d) Liens arising from the following types of liabilities of a lessee or any other operator of any Aircraft or Aircraft engine, so long as such liabilities are either not yet due or are being contested in good faith through appropriate proceedings that do not give rise to any reasonable likelihood of the sale, forfeiture or other loss of such Aircraft or Aircraft engines, title thereto or Agent's security interest therein or of criminal or unindemnified civil liability on the part of Borrower, any Special Purpose Entity, any Owner Trustee, or Agent and with respect to which the lessee maintains adequate reserves (in the reasonable judgment of Borrower): (1) fees or charges of any airport or navigation authority, (2) judgments, or (3) salvage or other rights of insurers;

               6.1.9 Liens not exceeding $100,000 consisting of judgment or judicial attachment liens, provided that no Event of Default exists in respect thereof pursuant to Section 8.1.9.

          6.2 Intentionally omitted.

          6.3 Limitations On Indebtedness. Borrower shall neither create, incur, assume or suffer to exist, nor permit any Special Purpose Entity or Owner Trustee to create, incur, assume or suffer to exist, any Indebtedness or Contingent Obligation; provided, however, that this Section 6.3 shall not be deemed to prohibit:

               6.3.1 The Obligations to Lenders and Agent arising hereunder and under the other Loan Documents;

6.3.2 Indebtedness incurred by a Special Purpose Entity to finance equipment not constituting Eligible Inventory, provided that such Indebtedness is non-recourse to Borrower and not guaranteed by Borrower;

               6.3.3 Indebtedness incurred by the Borrower pursuant to the Warehousing Credit Agreement;

               6.3.4 The acquisition of goods, supplies or merchandise on normal trade credit;

               6.3.5 The endorsement of negotiable instruments received in the ordinary course of Borrower's business;

               6.3.6 With the prior written consent of Agent, Indebtedness incurred in respect of the deferred purchase price for an item of Eligible Inventory to be financed with the proceeds of a loan under the Warehousing Credit Agreement, but only to the extent that the incurrence of such Indebtedness is customary in the industry with respect to the purchase of this type of equipment (provided that such Indebtedness shall only be permitted under this Section 6.3.6 if, taking into account the incurrence of such Indebtedness, Borrower's incurring such Indebtedness shall not be in violation of any of the financial covenants set forth in Section 7 if measured as of the date of incurrence as determined by GAAP); and

               6.3.7 Any Guaranty Obligations of Borrower in the form of performance guaranties undertaken on behalf of a Special Purpose Entity of Borrower in favor of the charter party in connection with the leasing of a marine vessel on a time charter.

          6.4 Use Of Proceeds. Borrower shall not, nor permit any Special Purpose Entity or any Owner Trustee to, use the proceeds of any Loan except for the purpose set forth in Section 2.1.3.

          6.5 Sale and Leaseback. Borrower shall not, nor permit any Special Purpose Entity or any Owner Trustee to, enter into any sale and leaseback agreement covering any of its or their respective fixed or capital assets.

          6.6 Restriction On Fundamental Changes. Borrower shall not, nor permit any Special Purpose Entity or any Owner Trustee to, (1) enter into any transaction of merger, consolidation or recapitalization, directly or indirectly, whether by operation of law or otherwise, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its respective business, Property or assets, whether now owned or hereafter acquired, or (2) acquire by purchase or otherwise all or substantially all the business, Property or assets of, or stock or other evidence of beneficial ownership of, any Person, except (a) for the formation of Special Purpose Entities and the sale and transfer of all of its ownership interest (whether stock or otherwise) in any Special Purpose Entity to any Equipment Growth Fund, and (b) the acquisition or resale of Equipment in the ordinary course of business (for the purposes of this Section 6.6, with respect to Borrower and any Special Purpose Entity, ordinary course of business shall refer to the business of Borrower and all Special Purpose Entities, collectively).

          6.7 Transactions With Affiliates. Borrower shall not, nor permit any Special Purpose Entity or any Owner Trustee to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any of its Affiliates on terms that are less favorable to Borrower or such Special Purpose Entity or such Owner Trustee than those that might be obtained at the time from Persons who are not such Affiliates.

          6.8 Intentionally omitted.

          6.9 No Investment. Borrower shall not make or suffer to exist, or permit or suffer any of its Special Purpose Entities or any Owner Trustee to make or suffer to exist any Investment, except for (1) the sharing arrangements with respect to Equipment which is shared with Equipment Growth Funds and equipment owned jointly with Special Purpose Entities, and (2) equity investments in Special Purpose Entities in an aggregate amount not to exceed $6,000,000.

          6.10 Maintenance Of Business. Borrower shall not engage in any business inconsistent with the purpose of Borrower and the investment objectives described in Section 1.05 of the Limited Partnership Agreement, as in effect on the Closing Date.

          6.11 Modification to Aircraft Lease Documents. Borrower shall not modify or agree to modify and shall not permit the Aircraft Owner Trustee to modify or agree to modify , any material term of any Aircraft Lease Document without the written consent of Agent, which consent shall not be unreasonably withheld, delayed or conditioned. For purposes of this Section 6.11, material terms shall include , without limitation, terms relating to lease payments, maturity and the amount and scope of Aircraft Lessee's insurance coverage.

          6.12 No Subsidiaries. Borrower shall not create any Subsidiaries except Special Purpose Entities.

          6.13 No Distributions; Management Fees. Borrower shall not on any date, directly or indirectly, make, pay or set apart any funds for the payment or distribution to FSI, the Equipment Manager, or any of the Borrower's limited partners, and shall not redeem any limited partnership units if a Potential Event of Default or an Event of Default exists on such date or would result from such payment, distribution or redemption, as applicable. Without limiting the generality of the foregoing, Borrower shall not directly or indirectly pay any Subordinated Incentive Fee (as defined in the Limited Partnership Agreement) unless and until the payment and performance in full of all the Obligations. Notwithstanding anything to the contrary in the foregoing, Borrower may (1) pay to FSI or the Equipment Manager management fees pursuant to the Limited Partnership Agreement or equipment management fees or servicing fees pursuant to the Management Agreements, in each case not in excess of the amounts provided for in, and subject to the terms and conditions of, the Limited Partnership Agreement and the Management Agreements, as the case may be, in effect on the Closing Date, (2) reimburse FSI and its Affiliates for Borrower expenses paid by them, to the extent allowed by the Limited Partnership Agreement in effect on the Closing Date, and (3) redeem any limited partnership units pursuant to the terms and conditions set forth in the Settlement Order.

          6.14 Events Of Default. Borrower shall not take or omit to take any action, which act or omission would, with the lapse of time, or otherwise constitute (a) a default, event of default or Event of Default under any of the Loan Documents or (b) a default or an event of default under any other material agreement, contract, lease, license, mortgage, deed of trust or instrument to which it is a party or by which it or any of its Properties or assets is bound, which default or event of default would, with reasonable likelihood, have a Material Adverse Effect.

          6.15 ERISA. If Borrower, FSI or any of their ERISA Affiliates incurs any obligation to contribute to any Pension Plan, then Borrower shall not, nor permit FSI to, either (a) terminate, or permit such ERISA Affiliate to terminate, any Pension Plan so as to result in any liability that would, with reasonable likelihood, have a Material Adverse Effect or (b) make or permit such ERISA Affiliate to make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan so as to result in any liability that would, with reasonable likelihood, have a Material Adverse Effect.

          6.16 No Use Of Any Lender's Name. Borrower shall not use or authorize others to use any Lender's name or marks in any publication or medium, including, without limitation, any prospectus, without such Lender's advance written authorization except as required by law.

          6.17 Certain Accounting Changes. Borrower shall not change its fiscal year end from December 31 or make any change in its accounting treatment and reporting practices except as permitted by GAAP; provided, however, that should Borrower change its accounting treatment or reporting practices in a way that would cause a change in the calculation, or in the results of a calculation, of any of the financial covenants set forth in Section 7, below, then Borrower shall continue to calculate such covenants as if such accounting treatment or reporting practice had not been changed unless otherwise agreed to by Requisite Lenders.

          6.18 Amendment Of Limited Partnership Agreement. Borrower shall neither permit nor cause to occur, any amendment, modification or supplement of or to any of the terms or provisions of Borrower's Limited Partnership Agreement, which amendment, modification or supplement would affect, limit or otherwise impair Borrower's ability to pay the Obligations or perform its obligations under this Agreement or any of the other Loan Documents.

SECTION 7. FINANCIAL COVENANTS OF BORROWER.

     Borrower covenants and agrees that, so long as the Commitments hereunder shall be available, and until full, complete and indefeasible payment and performance of the Obligations, including, without limitation, all Loans evidenced by the Notes, unless Requisite Lenders shall otherwise consent in writing, Borrower shall perform the following financial covenants. Borrower agrees and understands that (i) the covenants under Sections 7.1, 7.2 and 7.3 shall be subject to quarterly compliance (as measured on the last day of each fiscal quarter of Borrower), and in each case review by Lenders of the respective fiscal quarter's consolidated financial statements delivered to Agent by Borrower pursuant to Section 5.1, and (ii) the covenant under Section 7.4 shall be subject to monthly compliance (as measured on the last day of each fiscal month of Borrower) and as of the date of any request for a Loan pursuant to Section 3.2.1 (after giving effect to the making of such Loan on such date).

     7.1 Minimum Operating Cash Flow Coverage Ratio. Borrower shall maintain an Operating Cash Flow Coverage Ratio of not less than 1.25:1.00.

     7.2 Minimum Total Cash Flow Coverage Ratio. Borrower shall maintain a Total Cash Flow Coverage Ratio of not less than 1.00:1.00.

     7.3 Maximum Leverage Ratio. Borrower shall maintain a Leverage Ratio of not more than 1.50:1.0.

     7.4 Minimum Asset Coverage Ratio. Borrower shall maintain the following Asset Coverage Ratios:

          for the period commencing on the Closing Date until December 31, 2002, of not less than 2.50:1.00;

          for the period commencing on January 1, 2003 until December 31, 2003, of not less than 2.75:1.00; and

          for the period commencing on January 1, 2004 until the Termination Date, of not less than 3.00:1.00.

SECTION 8. EVENTS OF DEFAULT AND REMEDIES.

     8.1 Events Of Default. The occurrence of any one or more of the following shall constitute an Event of Default:

          8.1.1 Failure To Make Payments. Borrower, any Special Purpose Entity or any Owner Trustee fails to pay any sum due to Lenders or Agent arising under this Agreement, any Note or any of the other Loan Documents when and as the same shall become due and payable, whether by acceleration or otherwise and such failure shall not have been cured to Lenders' satisfaction within five (5) calendar days; or

          8.1.2 Other Agreements. Borrower, any Special Purpose Entity, or any Owner Trustee defaults in the repayment of any principal of or the payment of any interest on any Indebtedness of Borrower, any such Special Purpose Entity (other than Indebtedness of any such Special Purpose Entity without recourse to and not guaranteed by Borrower) or any such Owner Trustee, respectively, or defaults in any payment in respect of any Contingent Obligation (other than a Contingent Obligation without recourse to and not guaranteed by Borrower), in each case exceeding, in the aggregate outstanding principal amount, $2,000,000, or Borrower, any Special Purpose Entity or any Owner Trustee breaches or violates any term or provision of any evidence of such Indebtedness or Contingent Obligation or of any such loan agreement, mortgage, indenture, guaranty or other agreement relating thereto if the effect of such breach is to permit acceleration under the applicable instrument, loan agreement, mortgage, indenture, guaranty or other agreement and such failure shall not have been cured within the applicable cure period, or there is an acceleration under the applicable instrument, loan agreement, mortgage, indenture, guaranty or other agreement; or

          8.1.3 Breach Of Covenants. Borrower fails or neglects to perform, keep or observe any of the covenants contained in Sections 2.1.3, 5.3, 5.4, 5.10, 5.13, 6.1, 6.3, 6.4, 6.5, 6.6, 6.7, 6.9, 6.10, 6.11, 6.12, 6.13, 6.17 or 6.18,
or any of the financial covenants contained in Section 7 of this Agreement; or

          8.1.4 Breach Of Representations Or Warranties. Any representation or warranty made by or on behalf of Borrower or any other Loan Party in this Agreement or any other Loan Document or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false, misleading or incomplete in any material respect when made; or

          8.1.5 Failure To Cure. Except as provided in Sections 8.1.1 and 8.1.3, Borrower, any Special Purpose Entity or any Owner Trustee fails or neglects to perform, keep or observe any covenant or provision of this Agreement or of any of the other Loan Documents or any other document or agreement executed by Borrower, any such Special Purpose Entity or any such Owner Trustee in connection therewith, and the same has not been cured to Requisite Lenders' satisfaction within thirty (30) calendar days from the earlier of the date: (x) a Responsible Officer of Borrower, such Special Purpose Entity or such Owner Trustee first becomes aware thereof or (y) Agent or any Lender gives notice thereof to Borrower, such Special Purpose Entity or such Owner Trustee; or

          8.1.6 Insolvency. Borrower, any Special Purpose Entity that has incurred any Indebtedness with recourse to, or guaranteed by, Borrower, or any Owner Trustee shall (a) cease to be Solvent, (b) admit in writing its inability to pay its debts as they mature, (c) make an assignment for the benefit of creditors, or (d) apply for or consent to the appointment of a receiver, liquidator, custodian or trustee for it or for a substantial part of its Properties or business, or such a receiver, liquidator, custodian or trustee otherwise shall be appointed and shall not be discharged within sixty (60) days after such appointment; or

          8.1.7 Bankruptcy Proceedings. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower, any Special Purpose Entity that has incurred any Indebtedness with recourse to, or guaranteed by, Borrower, or any Owner Trustee, or any order, judgment or decree shall be entered against Borrower, any such Special Purpose Entity or any Owner Trustee decreeing its dissolution or division; provided, however, with respect to an involuntary petition in bankruptcy, such petition shall not have been dismissed within sixty (60) days after the filing of such petition; or

          8.1.8 Material Adverse Effect. There shall have been a change in the assets, liabilities, financial condition, operations, affairs or prospects of Borrower, any Special Purpose Entity that has incurred Indebtedness with recourse to, or guaranteed by, Borrower, or any Owner Trustee which, in the reasonable determination of Requisite Lenders has, either individually or in the aggregate, had a Material Adverse Effect; or

          8.1.9 Judgments, Writs And Attachments. There shall be a money judgment, writ or warrant of attachment or similar process entered or filed against Borrower, any Special Purpose Entity that has incurred Indebtedness with recourse to, or guaranteed by, Borrower, or any Owner Trustee which (net of insurance coverage) remains unvacated, unbonded, unstayed or unpaid or undischarged for more than sixty (60) days (whether or not consecutive) or in any event later than five (5) calendar days prior to the date of any proposed sale thereunder, which, together with all such other unvacated, unbonded, unstayed, unpaid and undischarged judgments or attachments against Borrower, any such Special Purpose Entity or any Owner Trustee exceeds in the aggregate $1,000,000; or

          8.1.10 Legal Obligations. Any of the Loan Documents shall for any reason other than the full, complete and indefeasible satisfaction of the Obligations thereunder cease to be, or be asserted by Borrower, any Special Purpose Entity or Owner Trustee, or any other Loan Party not to be, a legal, valid and binding obligation of Borrower, such Special Purpose Entity or Owner Trustee, or such other Loan Party, respectively, enforceable against such Person in accordance with its terms; or

          8.1.11 Change Of General Partner; Equipment Manager. Either (a) FSI shall cease to be the sole general partner of Borrower, whether due to the voluntary or involuntary withdrawal, substitution, removal or transfer of FSI from or of all or any portion of FSI's general partnership interest or capital contribution in Borrower or shall cease to maintain at least a five percent (5%) ownership interest in the net distributions of Borrower; or (b) IMI or any Affiliate of IMI shall cease to be the Equipment Manager of Borrower; or

          8.1.12 Change of Control. There occurs any Change of Control; or

          8.1.13 Criminal Proceedings. A criminal proceeding shall have been filed in any court naming Borrower, any Special Purpose Entity that has incurred any Indebtedness with recourse to, or guaranteed by Borrower, or Owner Trustee as a defendant for which forfeiture is a potential penalty under applicable federal or state law which, in the reasonable determination of Requisite Lenders, may have a Material Adverse Effect; or

          8.1.14 Action By Governmental Authority. Any Governmental Authority enters a decree, order or ruling ("Government Action") which will materially and adversely affect Borrower's financial condition, operations or ability to perform or pay Borrower's obligations arising under this Agreement or any instrument or agreement executed pursuant to the terms of this Agreement or which will similarly affect any Special Purpose Entity that has incurred any Indebtedness with recourse to, or guaranteed by, Borrower, or any Owner Trustee. Borrower shall have thirty (30) days from the earlier of the date (a) Borrower first discovers that it or any such Special Purpose Entity or any Owner Trustee is the subject of Government Action or (b) Agent or any Lender gives notice of Government Action to take such steps as are necessary to obtain relief from the Government Action. For the purpose of this paragraph, "relief from Government Action" means to discharge or to obtain a dismissal of or release or relief from
(i) any Government Action so that the affected party or parties do not incur (A) monetary liability of more than $1,000,000 in the aggregate, or (ii) any disqualification of or other limitation on the operation of Borrower, any Owner Trustee or any such Special Purpose Entity, or any of them, which in the reasonable determination of Requisite Lenders may have a Material Adverse Effect; or

          8.1.15 Governmental Decrees. Any Governmental Authority, including, without limitation, the SEC, shall enter a decree, order or ruling prohibiting Borrower from releasing or paying to FSI any funds in the form of management fees, profits or otherwise which, in the reasonable determination of Requisite Lenders, may have a Material Adverse Effect; or

          8.1.16 Collateral.

               (i) (a) Any material provision of any Security Document shall for any reason cease to be valid and binding on or enforceable in any material respect against Borrower FSI or the Aircraft Owner Trustee or (b) Borrower, FSI or the Aircraft Owner Trustee shall state that any material provision of any Security Document to which it is party shall for any reason cease to be valid and binding on or enforceable against it in writing or bring an action to limit its respective obligations or liabilities thereunder; or

               (ii) (a) any Security Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in any portion of the Collateral purported to be covered thereby or (b) such security interest shall for any reason (other than the failure of Agent to take any action available to it to maintain perfection of the Liens granted in favor of Agent pursuant to the Security Documents) cease to be a perfected and first priority security interest with respect to any item of Collateral other than any Trailers, Aircraft (except Aircraft Collateral), Aircraft engines, Railcars and marine vessels, in each case subject only to Permitted Liens; or

          8.1.17 Subordination  Agreement. Any Subordinated Lender shall fail to
perform  or  observe  any  term,   covenant  or   agreement   contained  in  the
Subordination Agreement.

     8.2 Waiver Of Default. An Event of Default may be waived only with the written consent of Requisite Lenders, or if expressly provided, of all Lenders. Any Event of Default so waived shall be deemed to have been cured and not to be continuing; but no such waiver shall be deemed a continuing waiver or shall extend to or affect any subsequent like default or impair any rights arising therefrom.

     8.3 Remedies. Upon the occurrence and during the continuance of any Event of Default or Potential Event of Default, Lenders shall have no further obligation to advance money or extend credit to or for the benefit of Borrower.

     In addition, upon the occurrence and during the continuance of an Event of Default, Lenders or Agent, on behalf of Lenders, may, at the option of Requisite Lenders, do any one or more of the following, all of which are hereby authorized by Borrower:

          8.3.1 Declare all or any of the Obligations of Borrower under this Agreement, the Notes, the other Loan Documents and any other instrument executed by Borrower pursuant to the Loan Documents to be immediately due and payable, and upon such declaration such obligations so declared due and payable shall immediately become due and payable; provided that if such Event of Default is under part 8.1.6 or 8.1.7 of Section 8.1, then all of the Obligations of Borrower shall become immediately due and payable forthwith without the requirement of any notice or other action by Lenders or Agent;

          8.3.2  Terminate  this  Agreement  as  to  any  future   liability  or
obligation of Agent or Lenders; and

          8.3.3 Exercise in addition to all other rights and remedies granted hereunder, any and all rights and remedies granted under the Loan Documents or otherwise available at law or in equity.

     8.4 Set-Off.

          8.4.1 During the continuance of an Event of Default, any deposits or other sums credited by or due from any Lender to Borrower (exclusive of deposits in accounts expressly held in the name of third parties or held in trust for benefit of third parties) may be set-off against the Obligations and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising of Borrower to Lenders. Each Lender agrees to notify promptly Borrower and Agent of any such set-off; provided, that the failure to give such notice shall not affect the validity of any such set-off.

          8.4.2 Each Lender agrees that if it shall, whether by right of set-off, banker's lien or similar remedy pursuant to Section 8.4.1, obtain any payment as a result of which the outstanding and unpaid principal portion of the Loans of such Lender shall be less than such Lender's Pro Rata Share of the outstanding and unpaid principal portion of the aggregate of all Loans, such Lender receiving such payment shall simultaneously purchase from each other Lender a participation in the Loans held by such Lenders so that the outstanding and unpaid principal amount of the Loans and participations in Loans of such Lender shall be in the same proportion to the unpaid principal amount of the aggregate of all Loans then outstanding as the unpaid principal amount under the Loans of such Lender outstanding immediately prior to receipt of such payment was to the unpaid principal amount of the aggregate of all Loans outstanding immediately prior to such Lender's receipt of such payment; provided, however, that if any such purchase shall be made pursuant to this Section 8.4.2 and the payment giving rise thereto shall thereafter be recovered, such purchase shall be rescinded to the extent of such recovery and the purchase price restored without interest. Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Loan deemed to have been so purchased may exercise any and all rights of set-off, banker's lien or similar remedy with respect to any and all moneys owing by Borrower to such Lender as fully as if such Lender held a Loan in the amount of such participation.

     8.5 Rights And Remedies Cumulative. The enumeration of the rights and remedies of Agent and Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by Agent and Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of Agent and Lenders in exercising any right, power or privilege shall operate as a waiver hereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default or Potential Event of Default. No course of dealing between Borrower, FSI, Agent, or any Lender or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the Loan Documents or to constitute a waiver of any Event of Default or Potential Event of Default.

SECTION 9. AGENT.

     9.1 Appointment. Each of the Lenders hereby irrevocably designates and appoints Comerica Bank as the Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes Comerica Bank as the Agent for such Lender to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against Agent. To the extent any provision of this Agreement permits action by Agent, Agent shall, subject to the provisions of this Section 9, take such action if directed in writing to do so by Requisite Lenders.

     9.2 Delegation Of Duties. Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     9.3 Exculpatory Provisions. Neither Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any Lender for any recitals, statements, representations or warranties made by Borrower or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of Borrower to perform its obligations hereunder or thereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the Properties, books or records of Borrower.

     9.4 Reliance By Agent. Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Borrower), independent accountants and other experts selected by Agent. Agent may deem and treat the payee of any promissory note issued pursuant to this Agreement as the owner thereof for all purposes unless such promissory note shall have been transferred in accordance with Section
11.10 hereof. Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of Requisite Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of Requisite Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders.

     9.5 Notice Of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Potential Event of Default hereunder unless Agent has received written notice from a Lender or Borrower referring to this Agreement, describing such Event of Default or Potential Event of Default and stating that such notice is a "notice of default". In the event that Agent receives such a notice, Agent shall promptly give notice thereof to Lenders. The Agent shall take such action with respect to such Event of Default or Potential Event of Default as shall be reasonably directed by Requisite Lenders; provided that unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Potential Event of Default as it shall deem advisable in the best interests of Lenders.

     9.6 Non-Reliance On Agent And Other Lenders. Each Lender expressly acknowledges that neither Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by Agent hereinafter taken, including any review of the affairs of Borrower, shall be deemed to constitute any representation or warranty by Agent to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by Agent hereunder or by the other Loan Documents, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of Borrower which may come into the possession of Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates. Notwithstanding anything contained in the preceding sentence to the contrary, Agent agrees to promptly provide Lenders with (i) copies of all financial statements, reports and certificates delivered by Borrower to Agent hereunder, (ii) copies of all notices and other communications deemed by Agent to be material, relating to the transactions contemplated by this Agreement, that are sent or received by Agent, and (iii) any other information, financial or otherwise, deemed by Agent to be material, relating to Borrower's financial condition or ability to perform its obligations hereunder, furnished to, or obtained by, Agent hereunder.

     9.7 Indemnification. Each Lender agrees to indemnify Agent in its capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so), ratably according to the respective amounts of their Pro Rata Share of the Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from Agent's bad faith, gross negligence or willful misconduct. The agreements in this Section 9.7 shall survive the repayment of the Loans and all other amounts payable hereunder.

     9.8 Agent In Its Individual Capacity. Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Borrower as though Agent were not Agent hereunder. With respect to Advances made or renewed by it, Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not Agent, and the terms "Lender" and "Lenders" shall include Agent in its individual capacity.

     9.9 Resignation And Appointment Of Successor Agent. Agent may resign at any time by giving thirty (30) days' prior written notice thereof to Lenders and Borrower; provided, however, that the retiring Agent shall continue to serve until a successor Agent shall have been selected and approved pursuant to this
Section 9.9. Upon any such notice, Agent shall have the right to appoint a successor Agent; provided, however, that if such successor shall not be a signatory to this Agreement, such appointment shall be subject to the consent of Requisite Lenders. Agent may be replaced by Requisite Lenders, with or without cause; provided, however, that any successor agent shall be subject to Borrower's consent, which consent shall not be unreasonably withheld. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

SECTION 10. EXPENSES AND INDEMNITIES.

     10.1 Expenses. Borrower agrees that, as the following costs, expenses, charges and other disbursements benefit Borrower, Borrower, unless otherwise specified in this Section 10.1, shall pay, as its Obligation, promptly on demand, and in any event within thirty (30) days of the invoice date therefor,
(a) all costs, expenses, charges and other disbursements (including, without limitation, all reasonable attorneys' fees) incurred by or on behalf of Agent or any Lender in connection with the preparation of the Loan Documents and all amendments and modifications thereof, extensions thereto or substitutions therefor, and all costs, expenses, charges or other disbursements incurred by or on behalf of Agent or any Lender (including, without limitation all reasonable attorney's fees) in connection with the furnishing of opinions of counsel (including, without limitation, any opinions requested by Lenders as to any legal matters arising hereunder) and of Borrower's performance of and compliance with all agreements and conditions contained herein or in any of the other Loan Documents on its part to be performed or complied with; (b) all other costs, expenses, charges and other disbursements incurred by or on behalf of Agent or any Lender in connection with the negotiation, preparation, execution, administration, continuation and enforcement of the Loan Documents, and the making of the Loans hereunder, including without limitation the cost of UCC searches and filing fees; and (c) upon and during the existence of an Event of Default or Potential Event of Default, all legal expenses (including all reasonable attorneys' fees), appraisal, audit, accounting, consulting or other fees, costs, expenses, charges or other disbursements incurred by or on behalf of Agent or any Lender in connection with any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lenders, Agent, Borrower or any other Person) seeking to enforce any Obligations of, or collecting any payments due from, Borrower under this Agreement and the Notes, all of which amounts shall be deemed to be part of the Obligations; provided, however, that Lenders shall be entitled to collect the full amount of such costs, expenses, charges and other disbursements only once.

     10.2 Indemnification. Whether or not the transactions contemplated hereby shall be consummated:

          10.2.1 General Indemnity. Borrower shall pay, indemnify, and hold each Lender, Agent and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable attorney's fees and the allocated cost of in-house counsel) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding (including any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, dissolution or relief of debtors or any appellate proceeding) related to this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that Borrower shall not have any obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person.

          10.2.2 Environmental Indemnity.

               (a) Borrower agrees to indemnify, defend and hold harmless each Indemnified Person, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable attorneys' fees and the allocated cost of in-house counsel and of internal environmental audit or review services), which may be incurred by or asserted against such Indemnified Person in connection with or arising out of any pending or threatened investigation, litigation or proceeding, or any action taken by any Person, with respect to any Environmental Claim arising out of or related to any Property owned, leased or operated by Borrower. No action taken by legal counsel chosen by Agent or any Lender in defending against any such investigation, litigation or proceeding or requested remedial, removal or response action shall (except for actions which constitute fraud, willful misconduct, gross negligence or material violations of law) vitiate or in any way impair Borrower's obligation and duty hereunder to indemnify and hold harmless Agent and each Lender. Agent and all Lenders agree to use reasonable efforts to cooperate with Borrower respecting the defense of any matter indemnified hereunder, except insofar as and to the extent that their respective interests may be adverse to Borrower's interests, in Agent's or such Lender's sole discretion.

               (b) In no event shall any site visit, observation, or testing by Agent or any Lender be deemed a representation or warranty that Hazardous Materials are or are not present in, on, or under the site, or that there has been or shall be compliance with any Environmental Law. Neither Borrower nor any other Person is entitled to rely on any site visit, observation, or testing by Agent or any Lender. Except as otherwise provided by law, neither Agent nor any Lender owes any duty of care to protect Borrower, or any one of them, or any other Person against, or to inform Borrower or any other party of, any Hazardous Materials or any other adverse condition affecting any site or Property. Neither Agent nor any Lender shall be obligated to disclose to Borrower or any other Person any report or findings made as a result of, or in connection with, any site visit, observation, or testing by Agent or any Lender.

          10.2.3 Survival; Defense. The obligations in this Section 10.2 shall survive payment of all other Obligations. At the election of any Indemnified Person, Borrower shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's sole discretion, at the sole cost and expense of Borrower. All amounts owing under this Section 10.2 shall be paid within thirty (30) days after written demand.

SECTION 11. MISCELLANEOUS.

     11.1 Survival. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Documents and the making of the Loans hereunder.

     11.2 No Waiver By Agent Or Lenders. No failure or delay on the part of Agent or any Lender in the exercise of any power, right or privilege under this Agreement, the Notes or any of the other Loan Documents shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     11.3 Notices. Except as otherwise provided in this Agreement, any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person, with receipt acknowledged, or sent by telex, facsimile, telecopy, computer transmission or by United States mail, registered or certified, return receipt requested, or by Federal Express or other nationally recognized overnight courier service, postage prepaid and confirmation of receipt requested, and addressed as set forth on the signature pages to this Agreement or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which the same shall have been personally delivered, with receipt acknowledged, or sent by telex, facsimile, telecopy or computer transmission (with appropriate answerback), three (3) Business Days after the same shall have been deposited in the United States mail or on the next succeeding Business Day if the same has been sent by Federal Express or other nationally recognized overnight courier service. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     11.4 Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     11.5 Severability. Whenever possible, each provision of this Agreement, each Note and each of the other Loan Documents shall be interpreted in such a manner as to be valid, legal and enforceable under the applicable law of any jurisdiction. Without limiting the generality of the foregoing sentence, in case any provision of this Agreement, any Note or any of the other Loan Documents shall be invalid, illegal or unenforceable under the applicable law of any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

     11.6 Entire Agreement; Construction; Amendments And Waivers.

          11.6.1 This Agreement, the Notes and each of the other Loan Documents dated as of the date hereof, taken together, constitute and contain the entire agreement among Borrower, Lenders and Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

          11.6.2 This Agreement is the result of negotiations between and has been reviewed by each of Borrower, Agent and each Lender executing this Agreement as of the Closing Date and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against Borrower, Lenders or Agent. Borrower, Lenders and Agent agree that they intend the literal words of this Agreement and the other Loan Documents and that no parol evidence shall be necessary or appropriate to establish Borrower's, any Lender's or Agent's actual intentions.

          11.6.3 No amendment, modification, discharge or waiver of or consent to any departure by Borrower from, any provision in this Agreement or any of the other Loan Documents relating to (a) the definition of "Requisite Lenders," (b) any increase of the amount of any Commitment, (c) any reduction of principal, interest or fees payable hereunder, (d) any postponement of any date fixed for any payment or prepayment of principal or interest hereunder or (e) this Section
11.6.3 shall be effective without the written consent of all Lenders. Any and all other amendments, modifications, discharges or waivers of, or consents to any departures from any provision of this Agreement or of any of the other Loan Documents shall not be effective without the written consent of Requisite Lenders. Any waiver or consent with respect to any provision of the Loan Documents shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, waiver or consent effected in accordance with this Section 11.6 shall be binding upon Borrower and each Lender then party hereto and each subsequent Lender.

     11.7 Reliance By Lenders. All covenants, agreements, representations and warranties made herein by Borrower shall, notwithstanding any investigation by Lenders or Agent, be deemed to be material to and to have been relied upon by Lenders.

     11.8 Marshaling; Payments Set Aside. Lenders shall be under no obligation to marshal any assets in favor of Borrower or any other person or against or in payment of any or all of the Obligations. To the extent that Borrower makes a payment or payments to Lenders or Agent, or Lenders or Agent, on behalf of Lenders, enforce their or its Liens or exercises their or its rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under Title 11 of the United States Code or under any other similar federal or state law, common law or equitable cause, then to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

     11.9 No Set-Offs By Borrower. All sums payable by Borrower pursuant to this Agreement, any Note or any of the other Loan Documents shall be payable without notice or demand and shall be payable in United States Dollars without set-off or reduction of any manner whatsoever. 11.10 Binding Effect, Assignment.

          11.10.1 This Agreement, the Notes and the other Loan Documents shall be binding upon and shall inure to the benefit of the parties hereto and thereto and their respective successors and assigns, except that Borrower shall not assign its rights hereunder or thereunder or any interest herein or therein without the prior written consent of each Lender.

          11.10.2 Subject to the limitations of this Section 11.10.2, each Lender may sell and assign, from time to time, all or any portion of its Pro Rata Share of the Commitments to any Eligible Assignee, subject to the assumption by such assignee of the share of the Commitments so assigned (provided that any such partial assignment shall not be for a principal amount of less than Five Million Dollars ($5,000,000)). The assignment to such Eligible Assignee shall be evidenced by an Assignment and Acceptance in the form of Exhibit H ("Assignment and Acceptance") executed by the assignor Lender (hereinafter from time to time referred to as the "Assignor Lender") and such Eligible Assignee or other financial institution (which, upon such assignment shall become a Lender hereunder (hereinafter from time to time referred to as the "Assignee Lender")). The Assignment and Acceptance need not include any of the economic or financial terms upon which such Assignee Lender receives the assignment from the Assignor Lender, and such terms need not be disclosed to or approved by Borrower; provided only that such terms do not diminish the obligations undertaken by such Assignee Lender in the Assignment and Acceptance or increase the obligations of Borrower under this Agreement. Upon execution of such Assignment and Acceptance, (a) the definition of "Commitments" in Section 1 hereof and the Pro Rata Shares set forth therein shall be deemed to be amended to reflect each Lender's share of the Commitments, after giving effect to the assignment and (b) the Assignee Lender shall, from the effective date of the Assignment and Acceptance, be subject to all of the obligations, and entitled to all of the rights, of a Lender hereunder, except as may be expressly provided to the contrary in the Assignment and Acceptance. To the extent the obligations hereunder of the Assignor Lender are assumed by the Assignee Lender, the Assignor Lender shall be relieved of such obligations. Upon the assignment of any interest by any Assignor Lender pursuant to this Section 11.10.2, such Assignor Lender agrees to supplement Schedule 1.1 to show the date of such assignment, the Assignor Lender, the Assignee Lender, the Assignee Lender's address for notice purposes and the amount of the Commitments so assigned. In connection and as a condition to each assignment hereunder, the Assignor Lender agrees to pay or to cause the Assignee Lender to pay to Agent a processing fee of $3,500; provided that no processing fee shall be charged for any assignment to a Lender or a Lender Affiliate.

          11.10.3 Subject to the limitations of this Section 11.10.3, any Lender may also grant, from time to time, participation interests in the interests of such Lender under this Agreement, the Notes and the other Loan Documents to any other financial institution without notice to, or approval of, Borrower. The grant of such a participation interest shall be on such terms as the granting Lender determines are appropriate, provided only that (a) the holder of such participation interest shall not have any of the rights of a Lender under this Agreement except, if the participation agreement expressly provides, rights under Sections 2.9, 2.10, 5.1 and 10.2, and (b) the consent of the holder of such a participation interest shall not be required for amendments or waivers of provisions of the Loan Documents other than, if the participation agreement expressly provides, those which (i) increase the monetary amount of any Commitment, (ii) decrease any fee or any other monetary amount payable to Lenders, or (iii) extend the date upon which any monetary amount is payable to Lenders.

          11.10.4 Notwithstanding the foregoing Sections 11.10.2 and 11.10.3, no such sale, assignment or participation grant shall result in requiring registration under the Securities Act of 1933, as amended, or qualification under any state securities law.

     11.11 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each such agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto or thereto, delivery of each such counterpart to Agent.

     11.12 Equitable Relief. Borrower recognizes that, in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any Note or any of the other Loan Documents, any remedy at law may prove to be inadequate relief to Lenders or Agent; therefore, Borrower agrees that Lenders or Agent, if Lenders or Agents so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     11.13 Written Notice Of Claims; Claims Bar. BORROWER HEREBY AGREES THAT IT SHALL GIVE PROMPT WRITTEN NOTICE OF ANY CLAIM OR CAUSE OF ACTION IT BELIEVES IT HAS, OR MAY SEEK TO ASSERT OR ALLEGE AGAINST ANY LENDER OR AGENT, WHETHER SUCH CLAIM IS BASED IN LAW OR EQUITY, ARISING UNDER OR RELATED TO THIS AGREEMENT, ANY NOTE OR ANY OF THE OTHER LOAN DOCUMENTS OR TO THE LOANS CONTEMPLATED HEREBY OR THEREBY OR ANY ACT OR OMISSION TO ACT BY ANY LENDER OR AGENT WITH RESPECT HERETO OR THERETO, AND THAT IF IT SHALL FAIL TO GIVE SUCH PROMPT NOTICE TO AGENT WITH REGARD TO ANY SUCH CLAIM OR CAUSE OF ACTION, IT SHALL BE DEEMED TO HAVE WAIVED, AND SHALL BE FOREVER BARRED FROM BRINGING OR ASSERTING SUCH CLAIM OR CAUSE OF ACTION IN ANY SUIT, ACTION OR PROCEEDING IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY.

     11.14 Waiver Of Punitive Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, BORROWER HEREBY AGREES THAT IT SHALL NOT SEEK FROM LENDERS OR AGENT, UNDER ANY THEORY OF LIABILITY, INCLUDING, WITHOUT LIMITATION, ANY THEORY IN TORTS, ANY PUNITIVE DAMAGES.

     11.15 Relationship Of Parties. The relationship between Borrower, on the one hand, and Lenders and Agent, on the other, is, and at all time shall remain solely that of borrower and lender. Neither Lenders nor Agent shall under any circumstances be construed to be partners or joint venturers of Borrower or any of its Affiliates; nor shall Lenders nor Agent under any circumstances be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrower or any of its Affiliates, or to owe any fiduciary duty to Borrower or any of its Affiliates. Lenders and Agent do not undertake or assume any responsibility or duty to Borrower or any of its Affiliates to select, review, inspect, supervise, pass judgment upon or otherwise inform Borrower or any of its Affiliates of any matter in connection with its or their Property, any collateral held by Agent or any Lender or the operations of Borrower or any of its Affiliates. Borrower and each of its Affiliates shall rely entirely on their own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by any Lender or Agent in connection with such matters is solely for the protection of Lenders and Agent and neither Borrower nor any of its Affiliate is entitled to rely thereon.

     11.16 Obligations Of Borrower. Borrower agrees that its liability hereunder shall be the immediate, direct, and primary obligation of Borrower, and shall not be contingent upon the Agent's or any Lender's exercise or enforcement of any remedy it may have against Borrower or any other person, or against any collateral or any security for the Obligations. Without limiting the generality of the foregoing, the Obligations shall remain in full force and effect without regard to and shall not be impaired or affected by, nor shall Borrower be exonerated or discharged by, any of the following events:

          11.16.1 Insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, death, liquidation, winding up or dissolution of Borrower or any guarantor of the Obligations;

          11.16.2 Any limitation, discharge, or cessation of the liability of any guarantor for the Obligations due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of the documents evidencing the Obligations or any guaranty of the Obligations;

          11.16.3 Any merger, acquisition, consolidation or change in structure of Borrower or any guarantor of the Obligations or any sale, lease, transfer or other disposition of any or all of the assets, shares or interests in or of Borrower or any guarantor of the Obligations;

          11.16.4 Any assignment or other transfer, in whole or in part, of any Lender's interests in and rights under this Agreement or any of the other Loan Documents, including, without limitation, any assignment or other transfer, in whole or in part, of Lenders' interests in and to any collateral;

          11.16.5 Any claim, defense, counterclaim or setoff, other than that of prior performance, that Borrower or any guarantor of the Obligations may have or assert, including, but not limited to, any defense of incapacity or lack of corporate or other authority to execute any documents relating to the Obligations or any collateral;

          11.16.6 Agent's or any Lender's amendment, modification, renewal, extension, cancellation or surrender of any agreement, document or instrument relating to this Agreement, the Obligations or any collateral, or any exchange, release, or waiver of any collateral;

          11.16.7 Agent's or any Lender's exercise or nonexercise of any power, right or remedy with respect to the Obligations or any collateral, including, but not limited to, the compromise, release, settlement or waiver with or of Borrower or any other person;

          11.16.8 Agent's or any Lender's vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy case related to the Obligations or any collateral; and

          11.16.9 Any impairment or invalidity of any collateral or any failure to perfect any of Agent's liens thereon.

     11.17 Waivers. Borrower hereby expressly waives (a) diligence, presentment, demand for payment and protest affecting Borrower's liability under the Loan Documents; (b) discharge due to any disability of Borrower; (c) any defenses of any other Person to obligations under the Loan Documents not arising under the express terms of the Loan Documents or from a material breach thereof by Agent or any Lender which under applicable law has the effect of discharging Borrower from the Obligations; (d) the benefit of any act or omission by Agent or any Lender which directly or indirectly results in or aids the discharge of Borrower from any of the Obligations by operation of law or otherwise; (e) all notices whatsoever, including, without limitation, notice of acceptance of the incurring of the Obligations; (f) any requirement that Agent and Lenders exhaust any right, power or remedy or proceed against any other Person or any other security for, or any guarantor of, or any other party liable for, any of the Obligations, or any portion thereof; and (g) without limiting the foregoing, the benefit of California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2848, 2849, 2850,
2899 and 1432. Borrower specifically agrees that it shall not be necessary or required, and Borrower shall not be entitled to require, that Agent or any Lender (i) file suit or proceed to assert or obtain a claim for personal judgment against any other Person for all or any part of the Obligations; (ii) make any effort at collection or enforcement of all or any part of the Obligations from any other Person; (iii) foreclose against or seek to realize upon any collateral or any other security now or hereafter existing for all or any part of the Obligations; (iv) file suit or proceed to obtain or assert a claim for personal judgment against Borrower or any guarantor or other party liable for all or any part of the Obligations; (v) exercise or assert any other right or remedy to which Agent or any Lender is or may be entitled in connection with the Obligations or any security or guaranty relating thereto to assert; or
(vi) file any claim against assets of any other Person before or as a condition of enforcing the liability of Borrower under this Agreement or the Notes.

     11.18 Governing Law. Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Agreement and the Obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

     11.19 Judicial Reference.

               (a) Other than (a) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (b) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Agreement or the other Loan Documents, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor sections ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement and the other Loan Documents, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the real property, if any, is located or San Francisco County, if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his/her representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection shall take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP ss. 170.6. The referee shall (x) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (y) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety
(90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP ss. 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement or any other Loan Document shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Court is empowered to issue temporary and/or provisional remedies, as appropriate.

               (b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

               (c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding that shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

               (d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, ss. 1280 through ss. 1294.2 of the CCP, as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

     11.20 Waiver Of Jury Trial. WITHOUT LIMITING THE INTENTION OF THE PARTIES THAT THE PROCEDURES SET FORTH IN SECTION 11.19 APPLY TO THE MAXIMUM EXTENT CONTEMPLATED THEREIN, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, BY EXECUTION HEREOF, AND THE AGENT AND EACH LENDER, BY ACCEPTANCE HEREOF,
KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS AGREEMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE AGENT AND EACH LENDER TO ACCEPT THIS AGREEMENT AND THE NOTES EXECUTED AND DELIVERED BY BORROWER PURSUANT TO THIS AGREEMENT.

                         CREDIT AGREEMENT SIGNATURE PAGE

     WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWER:               PLM EQUIPMENT GROWTH FUND VI

                        BY PLM FINANCIAL SERVICES, INC.,
                         ITS GENERAL PARTNER


                         By    /s/Stephen M. Bess
                           ----------------------------------------------------
                         Stephen M. Bess
                         President and Chief Executive Officer


                         Notice to be sent to:

                         120 Montgomery, Suite 1350
                         San Francisco, CA 94104
                         Attention: Stephen M. Bess
                         Telephone:     415/974-1399
                         Telecopy:      415/882-0860

                         With a copy to:

                         450 Carillon Parkway, Suite 200
                         St. Petersburg, Florida  33716
                         Attention:  General Counsel
                         Telephone:
                         Telecopy:

AGENT:                   COMERICA BANK-CALIFORNIA


                         By    /s/Misako Noda
                           ----------------------------------------------------
                         Misako Noda
                         Vice President

                         Notice to be sent to:

                         Comerica Bank-California
                         275 Battery Street, Suite 1100
                         San Francisco, CA 94111
                         Attention:     Misako Noda, Vice President
                         Telephone:     415/954-5003
                         Facsimile:     415/954-5020

LENDERS:                COMERICA BANK-CALIFORNIA


                        By    /s/Misako Noda
                          -----------------------------------------------------
                        Misako Noda
                        Vice President

                        Notice to be sent to:

                        Comerica Bank-California
                        275 Battery Street, Suite 1100
                        San Francisco, CA 94111
                        Attention:     Misako Noda, Vice President
                        Telephone:     415/954-5003
                        Facsimile:     415/954-5020

                        PFF BANK & TRUST


                        By  /s/Steve Capps
                          -----------------------------------------------------
                        Printed Name: Steve Capps
                        Title: Vice President

                        Notice to be sent to:

                        PFF Bank & Trust
                        9467 Milliken Ave.
                        P.O. Box 2729
                        Rancho Cucamonga, CA 91729-2729
                        Attention:    Steve Capps, Vice President
                        Telephone: (909) 481-3117
                        Facsimile: (909) 481-3115

                                   SCHEDULE A

                                  (COMMITMENTS)


                                                                      Pro Rata
Lender                                   Commitment                    Share

Comerica Bank-California                 $15,000,000                     50%

PFF Bank & Trust                         $ 15,000,000                    50%

                                  SCHEDULE 4.5

               EXECUTIVE OFFICES AND PRINCIPAL PLACES OF BUSINESS


   For Borrower: 120 Montgomery, Suite 1350, San Francisco, California 94104.

                                  SCHEDULE 4.6

                                   LITIGATION



                                      None.

                                  SCHEDULE 4.7

                               MATERIAL CONTRACTS


The Limited Partnership Agreement

The Management Agreements

Existing Note Agreement

Warehousing Credit Agreement

                                  SCHEDULE 4.8

                              CONSENT AND APPROVALS


None.

                                  SCHEDULE 4.15

                            ENVIRONMENTAL DISCLOSURES


None.

                                CREDIT AGREEMENT

                                TABLE OF CONTENTS

                                                                                                               Page
SECTION 1.DEFINITIONS.............................................................................................1

         1.1      Defined Terms...................................................................................1

         1.2      Accounting Terms...............................................................................20

         1.3      Other Terms....................................................................................20

         1.4      Schedules And Exhibits.........................................................................21

SECTION 2.AMOUNT AND TERMS OF CREDIT.............................................................................21

         2.1      Commitment To Lend.............................................................................21

                  2.1.1    Term Facility.........................................................................21

                           (a)      Facility Commitments.........................................................21

                           (b)      Each Loan....................................................................22

                           (c)      Fees.........................................................................22

                  2.1.2    Funding...............................................................................23

                  2.1.3    Utilization Of The Loans..............................................................23

         2.2      Repayment And Prepayment; Reduction or Termination of Commitments..............................23

                  2.2.1    Repayment.............................................................................23

                  2.2.2    Voluntary Prepayment..................................................................23

                  2.2.3    Mandatory Prepayments.................................................................24

2.3      CALCULATION OF FEES AND INTEREST; POST-MATURITY INTEREST................................................25

2.4      MANNER OF PAYMENTS......................................................................................26

         2.5      Payment On Non-Business Days...................................................................26

         2.6      Application Of Payments........................................................................26

         2.7      Procedure For The Borrowing Of Loans...........................................................26

                  2.7.1    Notice Of Borrowing...................................................................26

                  2.7.2    Unavailability Of LIBOR Loans.........................................................27

         2.8      Conversion And Continuation Elections..........................................................27

                  2.8.1    Election..............................................................................27

                  2.8.2    Notice Of Conversion..................................................................27

                  2.8.3    Interest Period.......................................................................28

                  2.8.4    Unavailability Of LIBOR Loans.........................................................28

         2.9      Discretion Of Lenders As To Manner Of Funding..................................................28

         2.10     Distribution Of Payments.......................................................................28

         2.11     Agent's Right To Assume Funds Available For Advances...........................................28

         2.12     Agent's Right To Assume Payments Will Be Made By Borrower......................................29

         2.13     Capital Requirements...........................................................................29

         2.14     Taxes..........................................................................................29

                  2.14.1   No Deductions.........................................................................29

                  2.14.2   Miscellaneous Taxes...................................................................30

                  2.14.3   Indemnity.............................................................................30

                  2.14.4   Required Deductions...................................................................30

                  2.14.5   Evidence of Payment...................................................................30

                  2.14.6   Foreign Persons.......................................................................30

                  2.14.7   Income Taxes..........................................................................31

                  2.14.8   Reimbursement Of Costs................................................................32

                  2.14.9   Jurisdiction..........................................................................32

         2.15     Illegality.....................................................................................32

                  2.15.1   LIBOR Loans...........................................................................32

                  2.15.2   Prepayment............................................................................32

                  2.15.3   Base Rate Borrowing...................................................................32

         2.16     Increased Costs................................................................................32

         2.17     Inability To Determine Rates...................................................................32

         2.18     Prepayment Penalties...........................................................................33

                  2.18.1   Prepayment of LIBOR Loans.............................................................33

                  2.18.2   Prepayment of Cost of Funds Rate Loans................................................33

SECTION 3.CONDITIONS PRECEDENT TO THE MAKING OF LOANS............................................................33

         3.1      Conditions to First Advance....................................................................33

                  3.1.1    Partnership, Company And Corporate Documents..........................................33

                  3.1.2    Notes.................................................................................34

                  3.1.3    Termination of Existing Note Agreement; Repayment of Existing Notes...................34

                  3.1.4    Opinion Of Company Counsel............................................................34

                  3.1.5    Subordination Agreement...............................................................34

                  3.1.6    Bringdown Certificate.................................................................34

                  3.1.7    Material Adverse Effect...............................................................35

                  3.1.8    Security Documents....................................................................35

                  3.1.9    Payment of Fees.......................................................................35

                  3.1.10   First Amendment to Warehousing Credit Agreement.......................................35

                  3.1.11   Second Amendment to Limited Partnership Agreement.....................................35

                  3.1.12   Due Diligence.........................................................................35

                  3.1.13   Other Documents.......................................................................35

         3.2      Conditions to Each Advance.....................................................................35

                  3.2.1    Notice Of Borrowing; Certificates.....................................................35

                  3.2.2    No Event Of Default...................................................................36

                  3.2.3    Officer's Certificate.................................................................36

                  3.2.4    Insurance.............................................................................36

                  3.2.5    Other Instruments.....................................................................36

         3.3      Conditions to Second Advance...................................................................36

                  3.3.1    Partnership, Company And Corporate Documents..........................................36

                  3.3.2    Opinion Of Company Counsel............................................................37

                  3.3.3    Opinion Of FAA Counsel................................................................37

                  3.3.4    Security Documents....................................................................37

                  3.3.5    Consent and Agreement.................................................................37

         3.4      Further Conditions To All Loans................................................................38

                  3.4.1    General Partner; Manager..............................................................38

                  3.4.2    Removal Of General Partner............................................................38

         3.5      Satisfaction of Closing Conditions.............................................................38

SECTION 4.BORROWER'S REPRESENTATIONS AND WARRANTIES..............................................................38

         4.1      Existence And Power............................................................................38

         4.2      Loan Documents And Notes Authorized; Binding Obligations.......................................39

         4.3      No Conflict; Legal Compliance..................................................................39

         4.4      Financial Condition............................................................................39

         4.5      Executive Offices..............................................................................39

         4.6      Litigation.....................................................................................39

         4.7      Material Contracts.............................................................................40

         4.8      Consents And Approvals.........................................................................40

         4.9      Other Agreements...............................................................................40

         4.10     Employment And Labor Agreements................................................................40

         4.11     ERISA..........................................................................................40

         4.12     Labor Matters..................................................................................41

         4.13     Margin Regulations.............................................................................41

         4.14     Taxes..........................................................................................41

4.15     ENVIRONMENTAL QUALITY...................................................................................42

4.16     TRADEMARKS, PATENTS, COPYRIGHTS, FRANCHISES AND LICENSES................................................42

         4.17     Full Disclosure................................................................................42

         4.18     Other Regulations..............................................................................42

         4.19     Solvency.......................................................................................43

         4.20     Survival Of Representations And Warranties.....................................................43

SECTION 5.BORROWER'S AFFIRMATIVE COVENANTS.......................................................................43

         5.1      Records And Reports............................................................................43

                  5.1.1    Quarterly Statements..................................................................43

                  5.1.2    Annual Statements.....................................................................43

                  5.1.3    Equipment Schedule....................................................................44

                  5.1.4    Asset Coverage Ratio Compliance Certificate...........................................44

                  5.1.5    Compliance Certificate................................................................44

                  5.1.6    Reports...............................................................................44

                  5.1.7    Insurance Reports.....................................................................44

                  5.1.8    Certificate Of Responsible Officer....................................................44

                  5.1.9    Employee Benefit Plans................................................................45

                  5.1.10   ERISA Notices.........................................................................45

                  5.1.11   Pension Plans.........................................................................45

                  5.1.12   SEC Reports...........................................................................45

                  5.1.13   Tax Returns...........................................................................45

                  5.1.14   Additional Information................................................................45

         5.2      Appraisals.....................................................................................46

         5.3      Existence; Compliance With Law.................................................................46

         5.4      Insurance......................................................................................46

         5.5      Taxes And Other Liabilities....................................................................47

         5.6      Inspection Rights; Assistance..................................................................47

         5.7      Maintenance Of Facilities; Modifications; Performance of Leases................................47

                  5.7.1    Maintenance Of Facilities.............................................................47

                  5.7.2    Certain Modifications To The Equipment................................................47

                  5.7.3    Performance of Leases.................................................................47

         5.8      Special Provisions for Aircraft................................................................47

                  5.8.1    Maintenance and Servicing of Aircraft.................................................47

                  5.8.2    Public Liability and Property Damage Liability Insurance for Aircraft.................48

                  5.8.3    Insurance Against Loss or Damage to the Aircraft......................................48

         5.9      Supplemental Disclosure........................................................................48

         5.10     Further Assurances.............................................................................48

         5.11     Environmental Laws.............................................................................49

         5.12     Operating Relationship.........................................................................49

         5.13     Lockbox Agreement..............................................................................49

SECTION 6.BORROWER'S NEGATIVE COVENANTS..........................................................................50

         6.1      Liens; Negative Pledges; And Encumbrances......................................................50

         6.3      Limitations On Indebtedness....................................................................51

         6.4      Use Of Proceeds................................................................................52

         6.6      Restriction On Fundamental Changes.............................................................52

         6.7      Transactions With Affiliates...................................................................52

         6.9      No Investment..................................................................................52

         6.10     Maintenance Of Business........................................................................53

         6.12     No Subsidiaries................................................................................53

         6.13     No Distributions; Management Fees..............................................................53

         6.14     Events Of Default..............................................................................53

         6.15     ERISA..........................................................................................53

         6.16     No Use Of Any Lender's Name....................................................................54

         6.17     Certain Accounting Changes.....................................................................54

         6.18     Amendment Of Limited Partnership Agreement.....................................................54

SECTION 7.FINANCIAL COVENANTS OF BORROWER........................................................................54

         7.1      Minimum Operating Cash Flow Coverage Ratio.....................................................54

         7.2      Minimum Total Cash Flow Coverage Ratio.........................................................54

         7.3      Maximum Leverage Ratio.........................................................................54

         7.4      Minimum Asset Coverage Ratio...................................................................54

SECTION 8.EVENTS OF DEFAULT AND REMEDIES.........................................................................55

         8.1      Events Of Default..............................................................................55

                  8.1.1    Failure To Make Payments..............................................................55

                  8.1.2    Other Agreements......................................................................55

                  8.1.3    Breach Of Covenants...................................................................55

                  8.1.4    Breach Of Representations Or Warranties...............................................55

                  8.1.5    Failure To Cure.......................................................................55

                  8.1.6    Insolvency............................................................................56

                  8.1.7    Bankruptcy Proceedings................................................................56

                  8.1.8    Material Adverse Effect...............................................................56

                  8.1.9    Judgments, Writs And Attachments......................................................56

                  8.1.10   Legal Obligations.....................................................................56

                  8.1.11   Change Of General Partner; Equipment Manager..........................................56

                  8.1.12   Change of Control.....................................................................57

                  8.1.13   Criminal Proceedings..................................................................57

                  8.1.14   Action By Governmental Authority......................................................57

                  8.1.15   Governmental Decrees..................................................................57

                  8.1.16   Collateral............................................................................57

                  8.1.17   Subordination Agreement...............................................................58

         8.2      Waiver Of Default..............................................................................58

         8.3      Remedies.......................................................................................58

         8.4      Set-Off........................................................................................58

         8.5      Rights And Remedies Cumulative.................................................................59

SECTION 9.AGENT..................................................................................................59

         9.1      Appointment....................................................................................59

         9.2      Delegation Of Duties...........................................................................60

         9.3      Exculpatory Provisions.........................................................................60

         9.4      Reliance By Agent..............................................................................60

         9.5      Notice Of Default..............................................................................60

         9.6      Non-Reliance On Agent And Other Lenders........................................................61

         9.7      Indemnification................................................................................61

         9.8      Agent In Its Individual Capacity...............................................................62

         9.9      Resignation And Appointment Of Successor Agent.................................................62

SECTION 10.EXPENSES AND INDEMNITIES..............................................................................62

         10.1     Expenses.......................................................................................62

         10.2     Indemnification................................................................................63

                  10.2.1   General Indemnity.....................................................................63

                  10.2.2   Environmental Indemnity...............................................................63

                  10.2.3   Survival; Defense.....................................................................64

SECTION 11.MISCELLANEOUS.........................................................................................64

         11.1     Survival.......................................................................................64

         11.2     No Waiver By Agent Or Lenders..................................................................64

         11.3     Notices........................................................................................64

         11.4     Headings.......................................................................................65

         11.5     Severability...................................................................................65

         11.6     Entire Agreement; Construction; Amendments And Waivers.........................................65

         11.7     Reliance By Lenders............................................................................65

         11.8     Marshaling; Payments Set Aside.................................................................66

         11.9     No Set-Offs By Borrower........................................................................66

         11.10    Binding Effect, Assignment.....................................................................66

         11.11    Counterparts...................................................................................67

         11.12    Equitable Relief...............................................................................67

         11.13    Written Notice Of Claims; Claims Bar...........................................................67

         11.14    Waiver Of Punitive Damages.....................................................................68

         11.15    Relationship Of Parties........................................................................68

         11.16    Obligations Of Borrower........................................................................68

         11.17    Waivers........................................................................................69

         11.18    Governing Law..................................................................................70

         11.19    Judicial Reference.............................................................................70

         11.20    Waiver Of Jury Trial...........................................................................71

         Index of Exhibits

Exhibit A.........Form of Note

Exhibit B.........Form of Equipment Schedule

Exhibit C.........Form of Asset Coverage Ratio Compliance Certificate

Exhibit D.........Form of Opinion of Company Counsel

Exhibit E.........Form of Subordination Agreement

Exhibit F.........Form of Compliance Certificate

Exhibit G.........Form of Notice of Borrowing

Exhibit H.........Form of Notice of Conversion/Continuation

Exhibit I.........Form of Assignment and Acceptance

Exhibit J.........Form of Security Agreement

Exhibit K.........Form of First Amendment to Warehousing Credit Agreement

INDEX OF SCHEDULES


Schedule A                 Commitments

Schedule 1.1               Amendments to Schedule A

Schedule 4.5               Executive Offices and Principal Places of Business

Schedule 4.6               Litigation

Schedule 4.7               Material Contracts

Schedule 4.8               Consent and Approvals

Schedule 4.15              Environmental Disclosures